                                    As filed with the Commission on May 16, 2000
                                                 1933 Act File No. 333-_________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          Pre-Effective Amendment No.
                          Post-Effective Amendment No.


                              BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                (410) 895-3433
                        (Registrant's Telephone Number)


Daniel O. Hirsch, Esq.          Copies to: Burton M. Leibert, Esq.
One South Street                      Willkie Farr & Gallagher
Baltimore, Maryland  21202            787 Seventh Ave
(Name and Address of Agent            New York, New York 10019
for Service)

Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-07404, 811-4760).

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June 14, 2000 pursuant to Rule 488 under the Securities Act of 1933.

                  Equity Appreciation -- Institutional Class
                     (a series of BT Pyramid Mutual Funds)
                               One South Street
                              Baltimore, MD 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR JULY ---, 2000

This is the formal agenda for a Special Meeting and any adjournments thereof (the "Meeting") of shareholders of your mutual fund. It tells you what matters will be voted on and, in case you want to attend this Meeting in person, the time and place of the Meeting.

To the shareholders of Equity Appreciation -- Institutional Class ("Equity
Fund"):

A Special Meeting of Equity Fund shareholders will be held at One South Street, Baltimore, MD 21202 on July ___, 2000 at 10:30 a.m., Eastern Time, to consider the following:

1.   A proposal to approve an Agreement and Plan of Reorganization between
     Equity Fund and Mid Cap ("Mid Cap Fund").   Under this Agreement, Equity
     Fund would transfer all of its assets to Mid Cap Fund in exchange for Institutional shares of Mid Cap Fund. These shares would be distributed proportionately to you and the other shareholders of Equity Fund. Mid Cap Fund would also assume Equity Fund's stated liabilities. Your Board of Trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on June 2, 2000, are entitled to vote at the Meeting and any related adjournments thereof.

Whether or not you expect to attend the Meeting, please complete, sign and return the enclosed proxy card. You may also vote by calling the toll-free number on your proxy card or by logging on to the Internet at www.proxyvote.com. If shareholders do not return their proxies in sufficient numbers, Equity Fund will incur additional costs to solicit proxies.


                                            /s/Daniel O. Hirsch
                                            Daniel O. Hirsch
                                            Secretary

June __, 2000

                              PROXY STATEMENT OF
                  EQUITY APPRECIATION -- INSTITUTIONAL CLASS
                     (a series of BT Pyramid Mutual Funds)

                                PROSPECTUS FOR
                          MID CAP-- INVESTMENT CLASS
                       (a series of BT Investment Funds)

This proxy statement and prospectus set forth concisely the information you should know before voting on the proposed reorganization of Equity Appreciation, One South Street, Baltimore, MD 21202, 1-800-730-1313 ("Equity Fund") into Mid Cap, One South Street, Baltimore, MD 21202, 1-800-730-1313 ("Mid Cap Fund"). Please read it carefully and retain it for future reference.

Both Mid Cap Fund and Equity Fund (each a "Fund" and together the "Funds") are open-end mutual funds investing in stocks and other equity fund securities of medium-sized companies. The investment objective of both Funds is long term capital growth.

Mid Cap Fund is a "feeder fund" that invests all of its assets in a "master fund," the Capital Appreciation Portfolio, with the same investment objective as Mid Cap Fund. Mid Cap Fund was formerly the Capital Appreciation Fund. The name change is unrelated to the reorganization and was made to reflect the Fund's focus on U.S. mid cap equities. References to Mid Cap Fund also apply to the Capital Appreciation Portfolio where appropriate.

How the Reorganization Will Work

[_] A new class of Institutional shares of Mid Cap Fund will be created at the time of the reorganization.

[_] Equity Fund will transfer all of its assets to Mid Cap Fund. Mid Cap Fund will assume Equity Fund's stated liabilities.

[_] Mid Cap Fund will issue the Institutional shares to Equity Fund in an aggregate amount equal to the value of the assets it receives, less the stated liabilities it assumes, in the reorganization. These Institutional shares will be distributed to Equity Fund's shareholders in proportion to their holdings in Equity Fund on the reorganization date.

[_] Equity Fund will be liquidated and terminated, and you will be a shareholder of Mid Cap Fund.

[_]  The reorganization will be tax-free for federal income tax purposes.



An investment in Mid Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

----------------------------------------------------------------------------------------------------------------
                                     Where to Get More Information
----------------------------------------------------------------------------------------------------------------
Prospectus of Mid Cap Fund dated 1/31/2000.               In the same envelope as this proxy statement and
                                                          prospectus. Incorporated by reference into this proxy
                                                          statement and prospectus.
---------------------------------------------------------
Mid Cap Fund's annual report to shareholders dated
9/30/99.
----------------------------------------------------------------------------------------------------------------
Prospectus of Equity Fund dated 1/31/2000.                On file with the Securities and Exchange Commission
---------------------------------------------------------
Equity Fund's annual and semi-annual reports to           ("SEC") and available at no charge by calling
shareholders dated 9/30/99 and 3/31/00, respectively.     1-800-730-1313 or by writing to us at the address shown
--------------------------------------------------------- below.  Incorporated by reference into this proxy
A statement of additional information dated  6/__/2000    statement and prospectus.
contain additional information about both Mid Cap
Fund and Equity Fund.
---------------------------------------------------------
Mid Cap Fund's semi-annual report to shareholders
dated 3/31/00.
----------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and           Call our toll-free telephone number: 1-800-730-1313 or
prospectus.                                               write to us at Service Center, P.O. Box 219210, Kansas
                                                          City, MO 64121-9210.
----------------------------------------------------------------------------------------------------------------

        The date of this proxy statement and prospectus is June__, 2000.

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----

INTRODUCTION                                                                                   1

SUMMARY                                                                                        1

THE REORGANIZATION                                                                             4

CAPITALIZATION                                                                                 7

ADDITIONAL INFORMATION ABOUT
THE FUNDS' BUSINESSES                                                                          8

BOARDS' EVALUATIONS AND RECOMMENDATIONS                                                        8

VOTING RIGHTS AND REQUIRED VOTE                                                                9

INFORMATION CONCERNING THE MEETING                                                             9

OWNERSHIP OF SHARES OF THE FUNDS                                                              10

EXPERTS                                                                                       11

AVAILABLE INFORMATION                                                                         11

                             Additional Information

A. Agreement and Plan of Reorganization between Mid Cap Fund and Equity Fund (attached to this proxy statement and prospectus)

B.   Annual report to shareholders dated September 30, 1999 of Mid Cap Fund

C.   Prospectus dated January 31, 2000 of Mid Cap Fund

                                 INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of Equity Fund to solicit proxies to be voted at a Special Meeting (the "Meeting") of shareholders of Equity Fund, or any adjournment of the Meeting thereof. This Meeting will be held at One South Street, Baltimore, MD 21202 on July __, 2000, at 10:30 a.m., Eastern Time. The purpose of the Meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") providing for the reorganization of Equity Fund into Mid Cap Fund. This proxy statement and prospectus and a proxy card are being mailed to Equity Fund's shareholders on or about June ___, 2000.

Who is Eligible to Vote?

Equity Fund shareholders of record on June 2, 2000, are entitled to attend and vote at the Meeting or any adjournments thereof. Each share of Equity Fund outstanding on June 2, 2000, is entitled to one vote. Shares represented by properly executed proxies, or shares voted by telephone or on the Internet, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary. More complete information appears later in this proxy statement and prospectus. You should read the entire proxy statement and prospectus and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statements of additional information dated January 31, 2000 for each of Mid Cap Fund and Equity Fund, are hereby incorporated by reference into this proxy statement and prospectus.

Comparison of Equity Fund and Mid Cap Fund

-----------------------------------------------------------------------------------------------------------------
                                          Equity Fund                                 Mid Cap Fund
-----------------------------------------------------------------------------------------------------------------
General                    A diversified series of BT Pyramid Mutual   A diversified series of BT Investment
                           Funds ("Pyramid Trust").  Pyramid Trust     Funds ("Investment Trust").  Investment
                           is an open-end management investment        Trust is an open-end management
                           company organized as a Massachusetts        investment company organized as a
                           business trust.                             Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------
Investment                 Equity Fund is a stand-alone fund and       Mid Cap Fund is a feeder fund in a
Structure                  invests directly in securities, as          master-feeder structure, which means that
                           described below.                            it invests all of its assets in a master
                                                                       portfolio, the Capital Appreciation
                                                                       Portfolio. Capital Appreciation Portfolio
                                                                       has the same investment objective as Mid Cap.
                                                                       References to Mid Cap Fund in this proxy
                                                                       statement include Capital Appreciation
                                                                       Portfolio where appropriate.
-----------------------------------------------------------------------------------------------------------------
Net assets as of           $xxx,xxx,xxx.xxx                            $x,xxx,xxx.xxx
June 2, 2000
-----------------------------------------------------------------------------------------------------------------
Investment                 Bankers Trust Company ("BT") is the         BT is the investment adviser of the
Advisers                   investment adviser of Equity Fund.          Capital Appreciation Portfolio.
-----------------------------------------------------------------------------------------------------------------
Control of investment      BT is an indirect wholly owned subsidiary
advisers                   of Deutsche Bank A.G., an international
                           commercial and investment-banking group.
-----------------------------------------------------------------------------------------------------------------
Portfolio manager          Mary P. Dugan is the portfolio manager for both Funds.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          Equity Fund                                 Mid Cap Fund
-----------------------------------------------------------------------------------------------------------------
                                       Investment objectives and policies
-----------------------------------------------------------------------------------------------------------------
Investment                 Long-term capital growth.
Objective
-----------------------------------------------------------------------------------------------------------------
Principal                  Each Fund normally owns stock in approximately 100 medium-sized companies at any one
Investments                time.  They invest principally in stock and other securities with equity characteristics such as trust or limited partnership interests, rights and warrants.
                           They may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

                           Each Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States.  Under normal conditions, this tactic would not comprise a major element of either Fund's strategy.
-----------------------------------------------------------------------------------------------------------------
Equity Fund Securities     Each Fund may invest in equity and equity-related securities, including common stock, preferred stock, rights and warrants and convertible securities.
-----------------------------------------------------------------------------------------------------------------
Principal strategies       Each Fund pursues a flexible investment program to achieve its objective.  Neither
                           Fund is restricted to investments in specific market sectors.  The Funds may invest in any market sector and in any size company if BT identifies attractive long-term prospects for capital growth.  Nevertheless, both Funds attempt to match the dollar-weighted average capitalization of the Funds' respective holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

                           BT considers many broad factors in assessing a potential candidate for investment for each Fund including:
                           . competitive position within its industry;
                           . business prospects;
                           . management team;
                           . record of earnings growth;
                           . underlying asset value relative to industry peers;
                           . stock price relative to industry peers; and
                           . existence of reliable and liquid market for shares.
-----------------------------------------------------------------------------------------------------------------
Other investments
Illiquid securities        Each Fund may invest up to 15% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------
Investment                 Each Fund may invest in other investment companies to the extent permitted by the
Companies                  Investment Company Act of 1940, as amended.
-----------------------------------------------------------------------------------------------------------------
Derivatives                Each Fund may:
                           .  Purchase and sell (write) put and call options on securities, securities indices and currencies.  These options may be traded on exchanges or over-the-counter.
                           .  Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                           .  Enter into forward contracts on currencies.
                           .  Each Fund may purchase and write securities and index options for both hedging purposes and non-hedging purposes, but may enter into other options, futures and forward contracts only for hedging purposes.
-----------------------------------------------------------------------------------------------------------------
Temporary defensive        Each Fund may depart from its principal investment strategies in order to take a
 positions                 temporary defensive position by investing up to 100% of its assets in common stocks of larger companies, fixed income securities or short-term money market securities.
-----------------------------------------------------------------------------------------------------------------
                                                Principal investment risks
-----------------------------------------------------------------------------------------------------------------
General                    You could lose money on your investment in either Fund.  There is no guarantee that either Fund will achieve its investment objective.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          Equity Fund                                 Mid Cap Fund
-----------------------------------------------------------------------------------------------------------------
Management risk            The value of each Fund's shares depends in part on the ability of BT to assess economic conditions and investment opportunities.  If BT's judgment about the attractiveness of various investments proves to be incorrect, each Fund may underperform its stated benchmark or competing investments.
-----------------------------------------------------------------------------------------------------------------
Stock market risk          As with any equity growth fund, the value of your investment in either Fund will fluctuate in response to stock market movements.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular company's stock.
-----------------------------------------------------------------------------------------------------------------
Medium-sized company risk  Both Funds' performance may be more volatile because they invest in medium-sized company stocks. Industry-wide reversals have a greater impact on medium-sized companies because they lack a large company's financial resources. In addition, it may be harder to sell these stocks.
-----------------------------------------------------------------------------------------------------------------
Foreign investment risk    To the extent either Fund holds shares of companies based outside the U.S., it faces the risks inherent in foreign investing.  Adverse political, economic or social developments as well as incomplete information due to different reporting standards could undermine the value of the Fund's investments or prevent it from realizing its full value.  Also, a decline in foreign currency relative to the value of the U.S.
                           dollar would depreciate the value of the investment to U.S. investors.
-----------------------------------------------------------------------------------------------------------------
                                              Buying, exchanging and redeeming shares
-----------------------------------------------------------------------------------------------------------------
Net asset value            Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) every day the Exchange is open for business.  Each Fund's portfolio securities are valued either based on market quotations or, if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
-----------------------------------------------------------------------------------------------------------------
Classes of shares          Currently, each Fund only offers one class of shares, which is offered without a sales charge.  This proposed reorganization would create a new Institutional class of
                           Mid Cap Fund.
-----------------------------------------------------------------------------------------------------------------
Rule 12b-1 and service     Neither Funds' shares are subject to any Rule 12b-1 or service fee.
fees
-----------------------------------------------------------------------------------------------------------------
Buying and selling shares  Investors may purchase or redeem shares either from authorized brokers or directly from either Fund.
-----------------------------------------------------------------------------------------------------------------
Minimum investment         Currently the initial minimum investment    If the proposed reorganization is
amounts                    for the Fund is $250,000 and the minimum    approved, the minimum investment for the
                           subsequent investment is $25,000.           newly created Institutional shares of Mid
                                                                       Cap Fund will be $250,000 and $25,000 to
                                                                       add to an account.
-----------------------------------------------------------------------------------------------------------------
Exchanging shares          Each Fund's shares may be exchanged for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange).
-----------------------------------------------------------------------------------------------------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Fund or Equity Fund. The table also shows pro forma expenses of shares of Mid Cap Fund following the proposed reorganization.

------------------------------------------------------------------------------------------------------------------------
For the year ended September 30, 1999                   Mid Cap Fund
                                                     New Institutional         Mid Cap Fund/1/          Equity Fund
                                                     Class (pro forma)        Investment Class      Institutional Class
------------------------------------------------------------------------------------------------------------------------
Management fees                                             0.65%                   0.65%                   0.65%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and/or service fees                   None                    None                    None
------------------------------------------------------------------------------------------------------------------------
Other expenses                                              0.55%                   1.23%                   0.55%
------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses/1/                     1.20%                   1.88%                   1.20%
------------------------------------------------------------------------------------------------------------------------
Less contractual fee waivers or expense
reimbursements                                             (0.20)%                 (0.63)%                 (0.20)%
------------------------------------------------------------------------------------------------------------------------
Net Expenses/2/                                             1.00%                   1.25%                   1.00%
------------------------------------------------------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both
    Mid Cap Fund and the Capital Appreciation Portfolio, the master fund in which Mid Cap Fund invests its assets. Mid Cap does not currently have an Institutional Class.

/2/ The investment adviser and administrator have contractually agreed for the
    16-month period from the Fund's fiscal year-end of September 30, 1999, to waive their fees or reimburse expenses so that Equity Fund's total expenses will not exceed 1.00% and Mid Cap Fund's expenses will not exceed 1.25%. The new Institutional shares of Mid Cap Fund would be subject to the same contractual obligation. BT will agree to waive its own fees and reimburse other fund operating expenses so that the Institutional shares' expenses will not exceed 1.00%.
--------------------------------------------------------------------------------


                               THE REORGANIZATION

Terms of the Reorganization

The Board of Trustees of each Fund has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

[_] The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the reorganization date.

[_] The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on August ___, 2000, but may occur on a later date agreed to by the parties.

[_] In the reorganization, Equity Fund will transfer all of its assets to Mid
    Cap Fund, and in exchange Mid Cap Fund will assume Equity Fund's stated liabilities and issue Institutional shares as described below. Mid Cap Fund will then transfer those assets to Capital Appreciation Portfolio in exchange for a pro rata interest in Capital Appreciation Portfolio.

[_] Mid Cap Fund will issue Institutional shares to Equity Fund in an amount equal to the value of the assets received by Mid Cap Fund, less the stated liabilities assumed by Mid Cap Fund. These shares will immediately be distributed by Equity Fund to Equity Fund's shareholders in proportion to their holdings in Equity Fund on the reorganization date. As a result, shareholders of Equity Fund will become Institutional shareholders of Mid Cap Fund.

[_] After the reorganization is complete, Equity Fund will be terminated.

The following diagram shows how the reorganization will be carried out.

-----------------------                                                -------------------
 Equity Fund transfers                                                 Capital Appreciation
 its assets and stated                                                  Portfolio receives
 liabilities to Mid Cap                                                assets from from and
          Fund                  (arrow) Mid Cap Fund (arrow)            assumes liabilities
                                 Transfers the Equity Fund                of Equity Fund
                                 assets and liabilities to
                               Capital Appreciation Portfolio
-----------------------                                                -------------------
     Equity Fund                                                           Mid Cap Fund
 shareholders receive                                                   Institutional Class
     Mid Cap Fund              (arrow) Equity Fund (arrow)               shares are issued
 Institutional Class                  receives these
       shares                           shares and
                                    distributes them to
                                      its shareholders
-----------------------                                                -------------------

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless Equity Fund and Mid Cap Fund receive from Willkie Farr & Gallagher, counsel to both Funds, a satisfactory opinion substantially to the effect that:

[_] The transfer of Equity Fund's assets to Mid Cap Fund in exchange for Institutional shares of Mid Cap Fund and the assumption by Mid Cap Fund of Equity Fund's liabilities, followed by the distribution of such shares to Equity Fund's shareholders and the termination of Equity Fund, will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

[_] No gain or loss will be recognized by Equity Fund upon (1) the transfer of all of its assets and the assumption of its stated liabilities by Mid Cap Fund as described above or (2) the distribution by Equity Fund of Mid Cap Fund Institutional shares to Equity Fund's shareholders;

[_] No gain or loss will be recognized by Mid Cap Fund upon the receipt of Equity Fund's assets solely in exchange for the issuance of Mid Cap Fund Institutional shares to Equity Fund and the assumption of all of Equity Fund's stated liabilities by Mid Cap Fund;

[_] The basis of the assets of Equity Fund acquired by Mid Cap Fund will be, in each instance, the same as the basis of those assets in the hands of Equity Fund immediately before the transfer;

[_] The tax holding period of the assets of Equity Fund in the hands of Mid Cap Fund will include Equity Fund's tax holding period for those assets;

[_] The shareholders of Equity Fund will not recognize gain or loss upon the exchange of all their shares of Equity Fund solely for Mid Cap Fund Institutional shares as part of the reorganization;

[_] The basis of Mid Cap Fund Institutional shares received by Equity Fund's shareholders in the reorganization will be the same as the basis of the shares of Equity Fund surrendered in exchange;

[_] The tax holding period of Mid Cap Fund Institutional shares received by Equity Fund's shareholders will include, for each shareholder, the tax holding period of the shares of Equity Fund surrendered in exchange, provided that the Equity Fund shares were held as capital assets on the date of the exchange;

[_] No gain or loss will be recognized by the Mid Cap Fund upon its contribution of the assets of the Equity Fund to the Capital Appreciation Portfolio solely in exchange for an interest in the Capital Appreciation Portfolio;

[_] No gain or loss will be recognized by the Capital Appreciation Portfolio upon the contribution by the Mid Cap Fund of the assets of the Equity Fund to the Capital Appreciation Portfolio solely in exchange for an interest in the Capital Appreciation Portfolio;

[_] The basis of the Capital Appreciation Portfolio in the assets of the Equity Fund contributed to the Capital Appreciation Portfolio by the Mid Cap Fund will be, in each instance, the same as the basis of those assets in the hands of the Mid Cap Fund immediately prior to such contribution;

[_] The tax holding period of the Capital Appreciation Portfolio with respect to the assets of the Equity Fund contributed by the Mid Cap Fund to the Capital Appreciation Portfolio will, in each instance, include the Equity Fund's and the Mid Cap Fund's tax holding periods for such assets;

[_] The basis of the interest in the Capital Appreciation Portfolio acquired by the Mid Cap Fund as a result of its contribution to the Capital Appreciation Portfolio of the assets of the Equity Fund will be the same as the Mid Cap Fund's basis in such assets; and

[_] The tax holding period of the Mid Cap Fund with respect to its interest in the Capital Appreciation Portfolio will include the Equity Fund's and the Mid Cap Fund's tax holding periods for the assets of the Equity Fund contributed to the Capital Appreciation Portfolio by the Mid Cap Fund.

If the reorganization is approved, to qualify as a tax-free reorganization, the Equity Fund must distribute to its shareholders the Equity Fund's net investment income and realized capital gains and losses through the date of the merger, prior to the date of the reorganization. If this distribution were determined as of the date of this proxy, the distribution would be approximately [5.4%] of the current net asset value. This is equivalent to [$1.22 ]per share, consisting of short-term gains of [$0.35] and long-term gains of [$0.87]. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Equity Fund portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Equity Fund shares outstanding. Stock markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Equity Fund's holdings change.

As Mid Cap Fund shareholders, former Equity Fund shareholders will become liable for taxes payable on their proportionate share of any taxable income and capital gains recognized by Mid Cap Fund. These may include not only taxable income and gains recognized after the reorganization, but also taxable income and capital gains recognized but not distributed prior to the reorganization and taxable income and capital gains attributable to pre-reorganization periods but not recognized until after the reorganization.

Reasons for the Proposed Reorganization

The Board of Trustees of Equity Fund believes that the proposed reorganization will be advantageous to the shareholders of Equity Fund for several reasons. The Board of Trustees considered the following matters, among others, in approving the reorganization at a meeting held on September 8, 1999.

Overlapping Investment Strategy and Market Niche. Equity Fund and Mid Cap Fund have identical investment objectives and investment strategies. The same portfolio management team currently manages both Funds and the same sales force is now marketing both Funds. Because of the confusion that might be caused by offering clients competing mid cap funds, it is not advantageous to operate and market Equity Fund separately from Mid Cap Fund.

Master-Feeder Structure and Greater Diversification. The proposed reorganization would allow Equity Fund to benefit from being part of a master-feeder structure. As part of a master-feeder structure, the feeder fund may benefit from economies of scale in portfolio management and administration and the ability to participate in larger securities transactions. Shareholders of both Funds may be better served by a combined fund offering greater diversification at the portfolio level. To the extent that combining the Funds' assets into a single fund creates a larger asset base, Mid Cap Fund can achieve greater diversification after the reorganization than is currently possible for either Fund. Greater diversification is expected to benefit the shareholders of both Funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

Investment Performance. Mid Cap Fund shares received in the reorganization will provide Equity Fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. Equity Fund's Board of Trustees also considered the performance history of each Fund, which is shown in the table below. As could be expected, the Funds have performed similarly for the comparable periods. The Trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these

Funds, all shareholders may benefit from the greater diversification and the possibility of reduced expenses due to the combination of the Funds.

--------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS/1/
--------------------------------------------------------------------------------------------------
For the Period Ending         Equity Fund - Institutional Class    Mid Cap Fund - Investment Class
 March 31, 2000                    (Inception 10/12/93)                 (Inception 03/09/93)
--------------------------------------------------------------------------------------------------
1 year                                     70.01%                                 70.48%
--------------------------------------------------------------------------------------------------
3 years                                    40.62%                                 41.01%
--------------------------------------------------------------------------------------------------
5 years                                    28.37%                                 28.26%
--------------------------------------------------------------------------------------------------
Inception                                  22.76%                                 23.61%
--------------------------------------------------------------------------------------------------

/1/ Past performance offers no indication of how the Fund will perform in the future.

Possibility of Reduced Expenses. A combined fund offers economies of scale that may lead to better control over expenses than is currently possible. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. As shown in the Fees and Expenses table, the Total Annual Fund Operating Expenses of the new Mid Cap Fund Institutional Class are expected to be the same as those of Equity Fund.

Benefits to Mid Cap Fund. The Board of Trustees of Mid Cap Fund considered that the reorganization presents an excellent opportunity for Mid Cap Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to Mid Cap Fund and its shareholders.

Benefits to Advisers and Other Service Providers. The Board of Trustees of each Fund considered that the Fund's advisers, administrators and distributors would also benefit from the reorganization. For example, the advisers and administrators might function more efficiently and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare fewer prospectuses, reports and regulatory filings. The Trustees believe, however, that these savings will not amount to a significant economic benefit.

Additional Terms of Agreement

Surrender of Share Certificates. Shareholders of Equity Fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to Equity Fund or deliver to Equity Fund a lost certificate affidavit, in the form and accompanied by any surety bonds that Equity Fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered to the transfer agent will be cancelled, will no longer evidence ownership of Equity Fund's shares and, if not otherwise surrendered, will evidence ownership of Mid Cap Fund Institutional shares. Shareholders may not redeem or transfer Mid Cap Fund Institutional shares received in the reorganization until they have surrendered their Equity Fund share certificates or delivered an Affidavit. Mid Cap Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of Equity Fund to consummate the reorganization is subject to the satisfaction of certain conditions under the Agreement (see Agreement, paragraphs 6 and 7).

The obligation of Mid Cap Fund to consummate the reorganization is also subject to the satisfaction of certain conditions under the Agreement including Equity Fund having distributed to its shareholders for its taxable year ending on the closing date of the Reorganization: (1) all of its investment company taxable income (prior to reduction by any dividends paid deduction); (2) all of its net capital gain, after reduction by any capital loss carry forward; and (3) all of the excess of (i) its interest income excludable from federal gross income over (ii) the related deductions disallowed under the Code (see Agreement, paragraphs 6 and 7).

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of Equity Fund, in accordance with the provisions of Equity Fund's declaration of trust and by-laws. The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

Termination of Agreement. Equity Fund or Mid Cap Fund may mutually agree to terminate the Agreement (even if the shareholders of Equity Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

Expenses of the Reorganization. Equity Fund and Mid Cap Fund will bear their own costs of the reorganization. Equity Fund will bear the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to aggregate approximately $5,000.

                                CAPITALIZATION

The following table sets forth the capitalization of each Fund as of March 31, 2000, and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.422 Mid Cap Fund Institutional shares being issued for each share of Equity Fund shares. If the reorganization is consummated as proposed, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors, including:

[_] The market value of the portfolio securities of both Mid Cap Fund and Equity Fund between March 31, 2000, and the reorganization date.

[_] Changes in the amount of undistributed net investment income and net realized capital gains of Mid Cap Fund and Equity Fund during that period resulting from income and distributions.

[_] Changes in the accrued liabilities of Mid Cap Fund and Equity Fund during the same period.

-----------------------------------------------------------------------------------------------------------
                                                  Mid Cap Fund
Capitalization as                         New Institutional Shares/1/   Mid Cap Fund            Equity Fund
of March 31, 2000                                  Pro Forma
-----------------------------------------------------------------------------------------------------------
Net assets                                         $396,439,763          $44,407,694           $352,032,069
-----------------------------------------------------------------------------------------------------------
Net asset value per share                          $      18.08          $     18.08           $      25.71
-----------------------------------------------------------------------------------------------------------
Shares outstanding                                 $ 21,928,919            2,456,004           $ 13,694,033
-----------------------------------------------------------------------------------------------------------

/1/ If the reorganization had taken place on March 31, 2000, Equity Fund shares would have received 19,472,915 Institutional shares of Mid Cap Fund, which would have been available for distribution to the shareholders of Equity Fund.

It is impossible to predict how many Institutional shares of Mid Cap Fund will actually be received and distributed by Equity Fund on the reorganization date. The table should not be relied upon to determine the amount of Mid Cap Fund shares that will actually be received and distributed.

              ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

Both Funds are organized as Massachusetts business trusts. The following table shows where in each Fund's prospectus you can find additional information about the business of that Fund.

------------------------------------------------------------------------------------------------------------------
  Type of Information                                          Headings in Prospectuses
------------------------------------------------------------------------------------------------------------------
                                                  Equity Fund                            Mid Cap Fund
------------------------------------------------------------------------------------------------------------------
Risk/return summary                 Overview of Equity Appreciation -       Overview of Mid Cap - Investment Class
                                    Institutional Class
------------------------------------------------------------------------------------------------------------------
Investment objectives/goals                                       Goal
------------------------------------------------------------------------------------------------------------------
Principal investment strategies                    Core Strategy, Investment Policies and Strategies
------------------------------------------------------------------------------------------------------------------
Principal risks of investing in     Principal Risks of Investing in the Fund, Who Should Consider Investing in
the Funds: narrative disclosure                                        the Fund
------------------------------------------------------------------------------------------------------------------
Principal risks of investing in                         Total Returns, After Fees and Expenses
the Funds: risk/return bar chart
and table
------------------------------------------------------------------------------------------------------------------
Fee table                                                   Annual Fund Operating Expenses
------------------------------------------------------------------------------------------------------------------
Body of prospectus                  A Detailed Look at Equity               A Detailed Look at Mid Cap -
                                    Appreciation - Institutional Class      Investment Class
------------------------------------------------------------------------------------------------------------------
Investment objectives, principal    Objective, Strategy, Principal Investments, Investment Process, Risks
investment strategies and related
risks
------------------------------------------------------------------------------------------------------------------
Management: investment                                          Management of the Fund
adviser and portfolio manager
------------------------------------------------------------------------------------------------------------------
Shareholder information:                                  Calculating the Fund's Share Price
Pricing of fund shares
------------------------------------------------------------------------------------------------------------------
Shareholder information:                                    Buying and Selling Fund Shares
Purchase of fund shares
------------------------------------------------------------------------------------------------------------------
Shareholder information:                            Dividends and Distributions, Tax Considerations
Dividends and distributions; tax
consequences
------------------------------------------------------------------------------------------------------------------
Financial highlights                                             Financial Highlights
Information
------------------------------------------------------------------------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of Equity Fund, including the Trustees who are not "interested persons" of either Fund or any of their advisers ("Independent Trustees"), unanimously approved the reorganization at a meeting held on September 8, 1999. In particular, the Trustees determined that the reorganization was in the best interests of Equity Fund and that the interests of Equity Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Mid Cap Fund, including the Independent Trustees, unanimously approved the reorganization at a meeting held on September 8, 1999. The Board also determined that the reorganization was in the best interests of Mid Cap Fund and that the interests of Mid Cap Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
  Therefore, after careful consideration, the Board of Trustees of Equity Fund, including the Independent Trustees, recommends that the shareholders of Equity Fund vote "FOR" the proposal to approve the Agreement and Plan of Reorganization.
--------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of Equity Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of Equity Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Equity Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Equity Fund are represented in person or by proxy, or

(2) more than 50% of the outstanding shares of Equity Fund.

Shares of Equity Fund represented in person or by proxy, including shares that abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting or any adjournment thereof. These include proxies submitted by a broker or a nominee holding shares in "street name" who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, Equity Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action, if any, may be appropriate.


                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the Trustees, officers and employees of Equity Fund or by personnel of BT or ICC Distributors, Inc., the distributor of Equity Fund's shares.

Revoking Proxies

An Equity Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[_] By filing a written notice of revocation with Equity Fund's transfer agent, or

[_] By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

[_] If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of Equity Fund at the Meeting at any time before the proxy is voted.

Simply attending the Meeting without voting, however, will not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of June 2, 2000, [xxx,xxx.xxx] shares of Equity Fund were outstanding. Only shareholders of record on June 2, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournments thereof. A majority of the outstanding shares of Equity Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Equity Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of Equity Fund's shares present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone and Internet Voting

Equity Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                       OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of June 2, 2000, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Mid Cap Fund and Equity Fund (before the reorganization) and would own (after the reorganization), 5% or more of the outstanding shares of Mid Cap Fund.

------------------------------------------------------------------------------------------------------
Names and Addresses of Owners      Equity Fund        Mid Cap Fund                  Mid Cap Fund
  of More Than 5% of Shares          Shares             Shares                 Institutional Shares
                                                 (before reorganization)      (after reorganization)
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

As of June 2, 2000, the table reflects pro forma exchange ratios of approximately [x.x] Mid Cap Fund Institutional Class shares being issued for each Equity Fund share. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of June 2, 2000, the Trustees and Officers of Equity Fund and Mid Cap Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                    EXPERTS

The financial statements and the financial highlights of Equity Fund as of September 30, 1999, and for each of the periods then ended, and of Mid Cap Fund as of September 30, 1999, and for each of the periods then ended, are incorporated by reference into this proxy statement and prospectus. These financial statements and highlights for each of Equity Fund and Mid Cap Fund have been audited by PricewaterhouseCoopers LLP, independent accountants for each Fund, as stated in the reports appearing in the respective Annual Report to shareholders, that are incorporated by reference in the related statements of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                             AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549-0102, at prescribed rates. For information on the Public Reference Section, call the Commission at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

gross income over (ii) the related deductions disallowed under the Code (see Agreement, paragraphs 6 and 7).

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of Equity Fund, in accordance with the provisions of Equity Fund's declaration of trust and by-laws. The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

Termination of Agreement. Equity Fund or Mid Cap Fund may mutually agree to terminate the Agreement (even if the shareholders of Equity Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

Expenses of the Reorganization. Equity Fund and Mid Cap Fund will bear their own costs of the reorganization. Equity Fund will bear the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to aggregate approximately $5,000.

                                CAPITALIZATION

The following table sets forth the capitalization of each Fund as of March 31, 2000, and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.422 Mid Cap Fund Institutional shares being issued for each share of Equity Fund shares. If the reorganization is consummated as proposed, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors, including:

[_] The market value of the portfolio securities of both Mid Cap Fund and Equity Fund between March 31, 2000, and the reorganization date.

[_] Changes in the amount of undistributed net investment income and net realized capital gains of Mid Cap and Equity Fund during that period resulting from income and distributions.

[_] Changes in the accrued liabilities of Mid Cap Fund and Equity Fund during the same period.

                                       Mid Cap Fund
Capitalization as              New Institutional Shares/1/   Mid Cap Fund         Equity Fund
of March 31, 2000                       Pro Forma
 ----------------------------------------------------------------------------------------------------------
Net assets                          $396,439,763              $44,407,694         $352,032,069
-----------------------------------------------------------------------------------------------------------
Net asset value per share           $      18.08              $     18.08         $      25.71
-----------------------------------------------------------------------------------------------------------
Shares outstanding                  $ 21,928,919                2,456,004         $ 13,694,033
-----------------------------------------------------------------------------------------------------------

/1/ If the reorganization had taken place on March 31, 2000, Equity Fund shares would have received 19,472,915 Institutional shares of Mid Cap Fund, which would have been available for distribution to the shareholders of Equity Fund.

It is impossible to predict how many Institutional shares of Mid Cap Fund will actually be received and distributed by Equity Fund on the reorganization date. The table should not be relied upon to determine the amount of Mid Cap Fund shares that will actually be received and distributed.

              ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

Both Funds are organized as Massachusetts business trusts. The following table shows where in each Fund's prospectus you can find additional information about the business of that Fund.

------------------------------------------------------------------------------------------------------------------
        Type of Information                                    Headings in Prospectuses
------------------------------------------------------------------------------------------------------------------
                                                  Equity Fund                            Mid Cap Fund

------------------------------------------------------------------------------------------------------------------
Risk/return summary                   Overview of Equity Fund                Overview of Mid Cap

------------------------------------------------------------------------------------------------------------------
Investment objectives/goals                                              Goal
==================================================================================================================
Principal investment strategies                    Core Strategy, Investment Policies and Strategies
------------------------------------------------------------------------------------------------------------------
Principal risks of investing in       Principal Risks of Investing in the Fund, Who Should Consider Investing in
the Funds: narrative disclosure                                       the Fund
------------------------------------------------------------------------------------------------------------------
Principal risks of investing in
the Funds: risk/return bar chart                     Total Returns, After Fees and Expenses
and table
------------------------------------------------------------------------------------------------------------------
Fee table                                                   Annual Fund Operating Expenses
------------------------------------------------------------------------------------------------------------------
Body of prospectus                    A Detailed Look at Equity Fund         A Detailed Look at Mid Cap Fund
==================================================================================================================
Investment objectives, principal
investment strategies and related      Objective, Strategy, Principal Investments, Investment Process, Risks
risks
------------------------------------------------------------------------------------------------------------------
Management: investment                                          Management of the Fund
adviser and portfolio manager
------------------------------------------------------------------------------------------------------------------
Shareholder information:                                  Calculating the Fund's Share Price
Pricing of fund shares
------------------------------------------------------------------------------------------------------------------
Shareholder information:                                    Buying and Selling Fund Shares
Purchase of fund shares
------------------------------------------------------------------------------------------------------------------
Shareholder information:
Dividends and distributions; tax                      Dividends and Distributions, Tax Considerations
consequences
------------------------------------------------------------------------------------------------------------------
Financial highlights                                             Financial Highlights
Information
------------------------------------------------------------------------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of Equity Fund, including the Trustees who are not "interested persons" of either Fund or any of their advisers ("Independent Trustees"), unanimously approved the reorganization at a meeting held on September 8, 1999. In particular, the Trustees determined that the reorganization was in the best interests of Equity Fund and that the interests of Equity Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Mid Cap Fund, including the Independent Trustees, unanimously approved the reorganization at a meeting held on September 8, 1999. The Board also determined that the reorganization was in the best interests of Mid Cap Fund and that the interests of Mid Cap Fund's shareholders would not be diluted as a result of the reorganization.

-------------------------------------------------------------------------------
Therefore, after careful consideration, the Board of Trustees of Equity Fund, including the Independent Trustees, recommends that the shareholders of Equity Fund vote "FOR" the proposal to approve the Agreement and Plan of Reorganization.
-------------------------------------------------------------------------------


                        VOTING RIGHTS AND REQUIRED VOTE

Each share of Equity Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of Equity Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Equity Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Equity Fund are represented in person or by proxy, or

(2) more than 50% of the outstanding shares of Equity Fund.

Shares of Equity Fund represented in person or by proxy, including shares that abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting or any adjournment thereof. These include proxies submitted by a broker or a nominee holding shares in "street name" who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, Equity Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action, if any, may be appropriate.


                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the Trustees, officers and employees of Equity Fund or by personnel of BT or ICC Distributors, Inc., the distributor of Equity Fund's shares.

Revoking Proxies

An Equity Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[_] By filing a written notice of revocation with Equity Fund's transfer agent, or

[_] By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

[_] If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of Equity Fund at the Meeting at any time before the proxy is voted.

Simply attending the Meeting without voting, however, will not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of June 2, 2000, [xxx,xxx,xxx] shares of Equity Fund were outstanding. Only shareholders of record on June 2, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournments thereof. A majority of the outstanding shares of Equity Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Equity Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of Equity Fund's shares present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone and Internet Voting

Equity Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of June 2, 2000, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Mid Cap Fund and Equity Fund (before the reorganization) and would own (after the reorganization), 5% or more of the outstanding shares of Mid Cap Fund.


--------------------------------------------------------------------------------------------
Names and Addresses of      Equity Fund         Mid Cap Fund              Mid Cap Fund
 Owners of More Than           Shares              Shares                    Shares
  5% of  Shares                            (before reorganization)   (after reorganization)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


As of June 2, 2000, the table reflects pro forma exchange ratios of approximately [x,x] Mid Cap Fund Institutional Class shares being issued for each Equity Fund share. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of June 2, 2000, the Trustees and Officers of Equity Fund and Mid Cap Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                    EXPERTS

The financial statements and the financial highlights of Equity Fund as of September 30, 1999, and, for each of the years 1994 through 1999 in the period then ended, and of Mid Cap Fund as of September 30, 1999, and for each of the years 1994 through 1999 in the period then ended, are incorporated by reference into this proxy statement and prospectus. These financial statements and highlights for each of Equity Fund and Mid Cap Fund have been audited by PricewaterhouseCoopers LLP, independent accountants for each Fund, as stated in the reports appearing in the respective Annual Report to shareholders, that are incorporated by reference in the related statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                             AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549-0102, at prescribed rates. For information on the Public Reference Section, call the Commission at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

                              FORM OF PROXY CARD
                            BT Pyramid Mutual Funds
                              Equity Appreciation
                     One South Street, Baltimore, Maryland
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                   10:30 A.M., Eastern time, on July__, 2000

The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert to each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO EQUITY APPRECIATION. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL I. The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the notice and the Proxy Statement, dated June __, 2000 (the "Proxy Statement"), is hereby acknowledged.

To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to the Website www.proxyvote.com
                      -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.

I. Approval of Agreement and Plan of Reorganization between Equity Appreciation and Mid Cap, pursuant to which: (a) the Equity Appreciation would transfer all of its assets to Mid Cap in exchange for Mid Cap's assumption of Equity Appreciation's liabilities and the issuance of Mid Cap shares to be distributed pro rata to Equity Appreciation shareholders, and (b) Equity Appreciation Fund would be terminated.

                                FOR            AGAINST                ABSTAIN

II. Transact such other business as may properly come before the Special Meeting and any adjournment or adjournments thererof.

                                FOR            AGAINST                ABSTAIN

_______________________________________________________________________________
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.



                                       __________________________________
                                       (Title or Authority)



                                       __________________________________
                                       (Signature)



                                       __________________________________
                                       (Signature)

                                       Dated:  [________________________], 2000
                                       (Joint owners should EACH sign. Please
                                       sign EXACTLY as your name(s) appears on
                                       this card. When signing as attorney,
                                       trustee, executor, administrator,
                                       guardian or corporate officer, please
                                       give your FULL title below.)


_______________________________________________________________________________
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       Exhibit A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____th day of __________, 2000, among (i) BT Investment Funds (the "Investment Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Mid Cap (the "Acquiring Fund"), a series of the Investment Trust, and (ii) BT Pyramid Mutual Funds (the "Pyramid Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Equity Appreciation (the "Acquired Fund"), a series of Pyramid Trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of Institutional shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

     WHEREAS, the Investment Trust and the Pyramid Trust are each registered open-end management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pyramid Trust has determined that the exchange of all of the assets and certain liabilities of the Acquired Fund for shares of the Acquiring Fund is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of Investment Trust has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain of the liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR INSTITUTIONAL CLASS SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets to the Acquiring Fund as set forth in paragraph 1.2 free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the net assets of the Acquired Fund transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (ii) to assume certain scheduled liabilities of the

Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of the property of the Acquired Fund, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (in the ordinary course of its business, except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof ) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Bankers Trust Company, as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

     1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to names of the shareholders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates, if any, representing interests in the shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8. Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents.

2.  VALUATION

     2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

     2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

     2.3. All computations of value shall be made by Bankers Trust Company ("Bankers Trust") in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be ____________ 2000, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

     3.2. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Investment Trust or the Pyramid Trust shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding full and fractional shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the Pyramid Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Pyramid Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

     4.1. The Pyramid Trust and the Acquired Fund represent and warrant to the Investment Trust and the Acquiring Fund as follows:

     (a) The Acquired Fund is a series of the Pyramid Trust, which is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Pyramid Trust is a registered open-end investment management company, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

     (c) The Pyramid Trust is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Pyramid Trust is a party or by which it is bound;

     (d) The Pyramid Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to the Pyramid Trust or to the Acquired Fund prior to the Closing Date;

     (e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the Pyramid Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Pyramid Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the Pyramid Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Pyramid Trust's ability to consummate the transactions herein contemplated;

     (f) The Statement of Assets and Liabilities of the Acquired Fund as of September 30, 1999, has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such for its final taxable year ending on the Closing Date;

     (j) For each taxable year of its operation, the Acquired Fund has met the requirement of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

     (l) At the Closing Date, the Pyramid Trust with respect to the Acquired Fund, will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Pyramid Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the Investment Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Pyramid Trust with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Pyramid Trust on behalf of the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement") (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

     (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Pyramid Trust on behalf of the Acquired Fund of the transactions contemplated by this Agreement;

     (q) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

     (r) The prospectus of the Acquired Fund dated January 31, 2000, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

4.2. The Investment Trust and the Acquiring Fund represent and warrant to Pyramid Trust and the Acquired Fund as follows:

     (a) The Acquiring Fund is a series of the Investment Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Investment Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (c) The current prospectus of and statement of additional information of the Investment Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Investment Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund's assets;

     (e) The Investment Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Investment Trust is a party or by which it is bound;

     (f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the Investment Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Investment Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the Investment Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Investment Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

     (g) The Statement of Assets and Liabilities of the Acquiring Fund as of September 30, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

     (h) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such on the Closing Date;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such on the Closing Date;

     (l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Investment Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the Pyramid Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Investment Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (p) The information contained in the Proxy Statement and in the Registration Statement (other than information therein that relates to the Acquired Fund and supplied in writing by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

     (q) The Investment Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  COVENANTS OF EACH OF THE PARTIES

     5.1. The Pyramid Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares.

     5.2. The Investment Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

     5.3. The Pyramid Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.6. Subject to the provisions of this Agreement, the Pyramid Trust, on behalf of the Acquired Fund, and the Investment Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Pyramid Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Pyramid Trust.

     5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND (collectively, the "MERGING FUNDS" and individually, the "MERGING FUND")

     The obligations of the Merging Funds to consummate the transactions provided for herein shall be subject, at their election, to the performance by each of the Merging Funds of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1. All representations and warranties made in this Agreement by or on behalf of the Merging Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax basis and holding periods as of the Closing Date, certified by Pyramid Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund; and

     6.3. Pyramid Trust on behalf of the Acquired Fund and Investment Trust on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the respective Merging Funds and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of each Merging Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

     7.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES
If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Pyramid Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

     7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

     7.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     7.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

     7.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to the Investment Trust and the Pyramid Trust with respect to the relevant Merging Fund and satisfactory to Daniel O. Hirsch, as Secretary of the Merging Funds, substantially to the effect that for federal income tax purposes:

          (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of
     Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

          (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

          (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

          (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

          (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

          (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor;

          (h) The tax holding period of Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange;

          (i) No gain or loss will be recognized by the Acquiring Fund upon its contribution of the assets of the Acquired Fund to the Capital Appreciation Portfolio solely in exchange for an interest in the Capital Appreciation Portfolio;

          (j) No gain or loss will be recognized by the Capital Appreciation Portfolio upon the contribution by the Acquiring Fund of the assets of the Acquired Fund to the Capital Appreciation Portfolio solely in exchange for an interest in the Capital Appreciation Portfolio;

          (k) The basis of the Capital Appreciation Portfolio in the assets of the Acquired Fund contributed to the Capital Appreciation Portfolio by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquiring Fund immediately prior to such contribution;

          (l) The tax holding period of the Capital Appreciation Portfolio with respect to the assets of the Acquired Fund contributed by the Acquiring Fund to the Capital Appreciation Portfolio will, in each instance, include the Acquired Fund's and the Acquiring Fund's tax holding periods for such assets;

          (m) The basis of the interest in the Capital Appreciation Portfolio acquired by the Acquiring Fund as a result of its contribution to the Capital Appreciation Portfolio of the assets of the Acquired Fund will be the same as the Acquiring Fund's basis in such assets; and

          (n) The tax holding period of the Acquiring Fund with respect to its interest in the Capital Appreciation Portfolio will include the Acquired Fund's and the Acquiring Fund's tax holding periods for the assets of the Acquired Fund contributed to the Capital Appreciation Portfolio by the Acquiring Fund.

Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

     7.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Willkie Farr & Gallagher to deliver an opinion substantially as set forth in paragraph 7.6.

8.   BROKERAGE FEES AND EXPENSES

     8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     8.2. Shareholders of each of Acquired Fund and Acquiring Fund will bear their respective expenses, if any, incurred in connection with the transactions.

9.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1 and
4.2 and 5.1 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

     9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.  TERMINATION

     10.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of the Pyramid Trust on behalf of the Acquired Fund and the Investment Trust on behalf of the Acquiring Fund; (ii)
any party hereto in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (iii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met. 10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Pyramid Trust on behalf of the Acquired Fund and the Investment Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Pyramid Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Pyramid Trust on behalf of the Acquired Fund and the Investment Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

13.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5. It is expressly agreed that the obligations of the Investment Trust and the Pyramid Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the trust property of the Investment Trust or the Pyramid Trust, as the case may be, as provided in the trust instruments of the Investment Trust and the Pyramid Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Investment Trust and the Pyramid Trust, and this Agreement has been executed by authorized officers of the Investment Trust and the Pyramid Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Trust and the Pyramid Trust, as the case may be, as provided in the Declaration of Trust of the Investment Trust and the Pyramid Trust, respectively.

WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                       BT INVESTMENT FUNDS on behalf of
                              MID CAP


By: _______________________   By: _______________________________
Name: Daniel O. Hirsch        Name: John Y. Keffer
Title: Secretary              Title:  President


Attest:                       BT PYRAMID FUNDS on behalf of
                              EQUITY APPRECIATION


By:________________________   By: _______________________________
Name: Daniel O. Hirsch        Name:  John Y. Keffer
Title:  Secretary             Title:  President

                                                                       EXHIBIT B

                              September 30, 1999


                                BT Mutual Funds



                           Capital Appreciation Fund
                                 Annual Report


TRUST: BT INVESTMENT FUNDS

INVESTMENT ADVISOR: BANKERS TRUST COMPANY



-------------------------------------------------------------------------------
Capital Appreciation Fund

Table of Contents
-------------------------------------------------------------------------------

Letter to Shareholders ..................................................     3


Capital Appreciation Fund
 Statement of Assets and Liabilities ....................................     6
 Statement of Operations ................................................     6
 Statements of Changes in Net Assets ....................................     7
 Financial Highlights ...................................................     7
 Notes to Financial Statements ..........................................     8
 Report of Independent Accountants ......................................     9
 Tax Information ........................................................     9


Capital Appreciation Portfolio
 Schedule of Portfolio Investments ... ..................................    10
 Statement of Assets and Liabilities ....................................    12
 Statement of Operations ................................................    12
 Statements of Changes in Net Assets ....................................    13
 Financial Highlights ...................................................    13
 Notes to Financial Statements ..........................................    14
 Report of Independent Accountants ......................................    15


Proxy Results ...........................................................    16


                               -------------------

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                               -------------------

--------------------------------------------------------------------------------
                                                                          Page 1

-------------------------------------------------------------------------------
Capital Appreciation Fund

Letter to Shareholders
-------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Capital Appreciation Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.


MARKET ACTIVITY

Mid capitalization growth stocks experienced significant volatility throughout the twelve months ended September 30, 1999. Mid cap relative performance also diverged rather dramatically from the first half of this fiscal year to the second. For the first half, equities in general were strong, but the mid cap sector lagged the S&P 500 Index, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. During the second half of the fiscal year, equities in general produced lackluster performance, and the mid cap sector, as measured by the S&P 400 Mid Cap Index, returned 4.57%, far outperforming the S&P 500 return of 0.36% for the same six months. While mid cap stocks still underperformed large caps for the fiscal year, the mid cap sector did outperform small cap stocks for the twelve months.

The first half of the Fund's fiscal year began in October 1998 with a continuation of the summer's sharp sell off in mid cap growth stocks as well as in the broader equity markets, followed by an even more pronounced recovery quickly thereafter.

 . The U.S. stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. This market recovery was particularly apparent in the sharp improvement of internet-related stocks.

 . The mid cap market rally that began in mid-October continued into the first quarter of 1999, only to become subject to fears and uncertainty again in February. Ironically, a very positive economic and broader market environment raised concerns that, at best, the Federal Reserve Board was on hold with respect to interest rates and, perhaps, may act to raise rates at the first sign of inflation.

 . After the February sell-off, March witnessed a rebound in the mid cap equity market once again, as subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and internet sectors.

The second half of the Fund's fiscal year began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over.

 . The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks, such as those in the paper, chemical and steel industries, served to propel these value-oriented stocks at the expense of larger company growth stocks during both April and May.

--------------------------------------------------------------------------------

 . This broadening of the stock market also included strong performance by smaller and mid-sized companies as worries about world economies abated.

 . Still, market volatility continued throughout the second calendar quarter, as strong economic data led the Federal Reserve Board to officially shift in mid-May from a neutral stance to a bias toward raising interest rates. Additional economic data released throughout the quarter continued to show robust U.S. economic growth with little sign of inflation.

 . Investors began to believe that the Federal Reserve Board would raise rates in a limited manner rather than make a series of increases, and equity markets reflected this optimism toward the end of June with broad-based strength.

 . On June 30, the Federal Reserve Board did, in fact, increase the fed funds rate by 0.25% and signaled it would be resuming its neutral stance.

The third calendar quarter witnessed weakness across all U.S. equity sectors on renewed fears of further interest rate increases.

 . Economic data pointed to a still robust U.S. economy, a slight uptick in the rate of wage growth, and stronger global economic growth in Europe, Asia, and even Japan.

 . Financial markets grew concerned that synchronized global growth would lead to inflation.

 . Against this backdrop, the Federal Reserve Board raised the fed funds rate by another 0.25% on August 24.

 . In September, the U.S. equity markets continued to be volatile and nervous, as the U.S. economy remained vibrant and economic momentum continued to build around the world.

Throughout the annual period, mid cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, mid cap relative valuations as compared to large cap stocks were, as of September 30, 1999, still at multi-decade lows.

INVESTMENT REVIEW

The Fund significantly outperformed its benchmark for the twelve month period, particularly well worth noting given the extremely high volatility in the mid cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, in the fourth quarter of 1998, the Fund was overweight in the best performing sector, i.e. technology, and underweight in the worst performing sector, i.e. energy. In the first quarter of 1999, the Fund held an overweight position in two of the top four performing sectors-communications services and technology. Also benefiting performance were underweight positions in the three poorest performing sectors for the first quarter-capital goods, utilities, and basic materials.

The Fund's relative performance was impacted negatively by investors' sharp shift from growth to value stocks in April and May. More specifically, the Fund's overweight positions in technology and energy helped during the second quarter of 1999, but its underweight positions in such top performing value-oriented sectors as capital goods and basic materials detracted from Fund

                                       3

-------------------------------------------------------------------------------
Capital Appreciation Fund

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------

Periods ended September 30, 1999            Cumulative Total Returns          Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------
                                    Past 1    Past 3    Past 5    Since    Past 1    Past 3   Past 5    Since
                                    year     years     years   inception   year      years    years  inception
--------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund/1/
 (inception 3/9/93)                   47.05%    49.32%  140.50%    182.95%   47.05%     14.30% 19.19%   17.14%
--------------------------------------------------------------------------------------------------------------
 S&P Midcap 400 Index/2/              25.50%    63.56%  134.51%    154.92%   25.50%     17.82% 18.59%   15.27%
--------------------------------------------------------------------------------------------------------------
 Lipper MidCap Growth Average/3/      41.88%    74.11%  161.32%    107.71%   41.88%     19.93% 20.86%   17.06%

performance. During the third calendar quarter, energy and technology, where the Fund remained overweight, continued to outperform, as did the communications services sector where the Fund is also overweight. In addition, the value-oriented sectors that did well in the previous quarter now underperformed. Thus the Fund's underweighting in these poorer performing sectors had a positive effect.


MANAGER OUTLOOK

The U.S. continues to experience tight labor markets, although signs of inflation remain scant. Internationally, few inflationary pressures are expected due to the economic capacity that exists. Stronger economic growth abroad may weigh on U.S. financial markets, as synchronized global growth raises the fear of overheating in the U.S. However, we continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to remain vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding mid cap stocks in general. Mid cap fundamentals remain solid, earnings growth healthy, and relative valuations attractive. We expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

 . focus on companies that offer compelling valuations relative to their growth rates

 .  focus on companies that have strong, consistent earnings and revenue growth

 . use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors

 .  strictly adhere to our sell discipline to help mitigate risk, and

 . use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial

--------------------------------------------------------------------------------
markets as we seek capital growth over the long term.
#Capital Appreciation FundLetter to Shareholders


           Mary P. Dugan, Audrey M. T. Jones, and John P. Callaghan

                           Portfolio Managers of the
                        Capital Appreciation Portfolio
                              September 30, 1999

1/Performance quoted represents past performance.
  Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

2/Indices are unmanaged, and investments cannot be made in an index. The S&P
  MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

3/Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

                                       4

-------------------------------------------------------------------------------
Capital Appreciation Fund

Letter to Shareholders
-------------------------------------------------------------------------------


Diversification of Portfolio Investments



                       By Theme as of September 30, 1999
                    (percentages are based on market value)

Telecommunications 6%              Client Server Computing 7%
New Healthcare Paradigm 4%         Managing the
                                   Information Age 6%
Stores of Value 4%                 The Ubiquitous
                                   Semiconductor
Energizing the                               6%
Globe 8%
Our Strengthening
Financial Structure
4%                                 Cash 11%
New Consumer 8%
                                   Interactive
                                   Media 5%
America's Changing
Leisure Time 11%                   Special Situations 9%

Miscellaneous/1 5%                  Life Sciences
                                   Revolution 6%

1/Includes themes with weightings of less than 4%.

--------------------------------------------------------------------------------

                          Ten Largest Stock Holdings
-------------------------------------------------------------------------------
Univision Communications, Inc.                       2.75%
 ................................................................................
Maxim Integrated Products                            2.66%
 ................................................................................
Allergan, Inc.                                       2.60%
 ................................................................................
Northeast Utilities                                  2.52%
 ................................................................................
Scientific-Atlanta, Inc.                             2.40%
 ................................................................................
Lexmark International Group, Inc. - Class A          2.24%
 ................................................................................
Network Appliance, Inc.                              2.04%
 ................................................................................
BJ Services, Co.                                     1.89%
 ................................................................................
Citrix Systems, Inc.                                 1.87%
 ................................................................................
Pe Corp. - Pe Biosystems Group                       1.78%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Performance Comparison
-------------------------------------------------------------------------------


Comparison of Change in
Value of a $10,000
Investment in the Capital
Appreciation Fund and the
S&P MidCap 400 Index
since March 31, 1993.

                           Total Return for the Year
                           Ended September 30, 1999

          One Year      Five Years     Since 3/9/93/1
           47.05%        19.19%/2        17.14%/2

1/The Fund's inception date.
2/Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                               [GRAPHIC OMITTED]

Capital Appreciation Fund - $28,235    S&P MidCap 400 Index - $25,492
Mar-93  10000                          Mar-93                   10000
Sep-93  11838                          Sep-93                   10747
Mar-94  11409                          Mar-94                   10614
Sep-94  11728                          Sep-94                   10920
Mar-95  12857                          Mar-95                   11498
Sep-95  16813                          Sep-95                   13734
Mar-96  16786                          Mar-96                   14788
Sep-96  18890                          Sep-96                   15657
Mar-97  15919                          Mar-97                   16358
Sep-97  21655                          Sep-97                   21779
Mar-98  23318                          Mar-98                   24380

--------------------------------------------------------------------------------

Sep-98  19201                          Sep-98                   20460
Mar-99  26202                          Mar-99                   24379
Sep-99  28235                          Sep-99                   25492


Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

                                       5

-------------------------------------------------------------------------------
Capital Appreciation Portfolio
Statement of Assets and Liabilities September 30, 1999
-------------------------------------------------------------------------------

Assets
 Investment in Capital Appreciation Portfolio, at Value......................     $28,740,545
 Due from Bankers Trust......................................................          20,561
 Prepaid Expenses and Other..................................................          15,958
                                                                                   ----------
                                                                                   28,777,064
                                                                                   ----------

Liabilities
 Payable for Shares of Beneficial Interest...................................          11,000
 Accrued Expenses and Other..................................................          34,061
                                                                                   ----------
Total Liabilities............................................................          45,061
                                                                                   ----------
Net Assets...................................................................     $28,732,003
                                                                                   ==========
Composition of Net Assets
  Paid-in Capital............................................................     $16,063,468
 Accumulated Net Realized Gain from Investment Transactions..................       7,721,310
 Net Unrealized Appreciation on Investments..................................       4,947,225
                                                                                   ----------
Net Assets...................................................................     $28,732,003
                                                                                   ==========

Net Asset Value, Offering and Redemption Price Per Share (net assets divided
by shares outstanding).......................................................           14.77
                                                                                   ==========
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
beneficial interest authorized)..............................................       1,945,242
                                                                                   ==========

--------------------------------------------------------------------------------
Statement of Operations  For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
 Net Investment Income Allocated from Capital Appreciation Portfolio..........    $    17,564
                                                                                   ----------
Expenses
 Administration and Services Fees.............................................        162,423
  Professional Fees...........................................................         32,602
 Printing and Shareholder Reports.............................................         28,672
 Registration Fees............................................................          5,466
 Trustees Fees................................................................          5,271
  Miscellaneous...............................................................          7,561

--------------------------------------------------------------------------------

                                                                                   ----------
  Total Expenses...............................................................       241,995
 Less Fees Waived/Expenses Reimbursed by Bankers Trust.........................       (79,572)
                                                                                   ----------
  Net Expenses.................................................................       162,423
                                                                                   ----------
Expenses in Excess of Income...................................................      (144,859)
                                                                                   ----------
Realized and Unrealized Gain on Investment
 Net Realized Gain from Investment Transactions................................     8,027,605
 Net Change in Unrealized Appreciation/Depreciation on Investment..............     1,426,125
                                                                                   ----------
Net Realized and Unrealized Gain on Investment.................................     9,453,730
                                                                                   ----------
Net Increase in Net Assets from Operations.....................................   $ 9,308,871
                                                                                   ==========

                      See Notes to Financial Statements.

                                       6

-------------------------------------------------------------------------------
Capital Appreciation Fund

Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                                  For the                  For the
                                                                                 year ended               year ended
                                                                            September 30, 1999       September 30, 1998
                                                                          ---------------------    ---------------------
Increase (Decrease) in Net Assets from:
Operations
 Expenses in Excess of Income............................................        $   (144,859)            $   (272,218)
 Net Realized Gain from Investment Transactions..........................           8,027,605                4,677,566
 Net Change in Unrealized Appreciation/Depreciation on Investment........           1,426,125               (8,470,353)
                                                                                 ------------             ------------
Net Increase (Decrease) in Net Assets from Operations....................           9,308,871               (4,065,005)
                                                                                 ------------             ------------
Distributions to Shareholders
 Net Realized Gain from Investment Transactions..........................          (3,057,167)              (7,936,407)
                                                                                 ------------             ------------
Capital Transactions in Shares of Beneficial Interest
 Proceeds from Sales of Shares...........................................           9,866,222               57,990,982
 Dividend Reinvestments..................................................           1,940,215                4,263,959
 Cost of Shares Redeemed.................................................         (14,822,874)             (73,759,183)
                                                                                 ------------             ------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest            (3,016,437)             (11,504,242)
                                                                                 ------------             ------------
Total Increase (Decrease) in Net Assets..................................           3,235,267              (23,505,654)
Net Assets
Beginning of Year........................................................          25,496,736               49,002,390
                                                                                 ------------             ------------
End of Year..............................................................        $ 28,732,003             $ 25,496,736
                                                                                 ============             ============

-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Capital Appreciation Fund.

                                                                                           For the period       For the
                                                      For the years ended September 30,     Jan. 1, 1995       year ended
                                                   --------------------------------------   to Sept. 30,        Dec. 31,
                                                     1999      1998       1997      1996       1995/2             1994
                                                   --------  ---------  --------  --------    --------           -------

--------------------------------------------------------------------------------

Per Share Operating Performance:
Net Asset Value, Beginning of Period.............  $ 11.38   $  15.72   $ 16.79   $ 16.83       $  12.10      $   11.72
                                                   -------   --------   -------   -------       --------      ---------
Income (Loss) from Investment Operations
 Expenses in Excess of Income....................    (0.07)     (0.12)    (0.13)    (0.10)         (0.07)         (0.04)
 Net Realized and Unrealized Gain (Loss) from
 Investment Transactions.........................     4.99      (1.58)     2.13      1.89           4.80           0.42
                                                   -------   --------   -------   -------       --------      ---------
Total Income (Loss) from Investment Operations...     4.92      (1.70)     2.00      1.79           4.73           0.38
                                                   -------   --------   -------   -------       --------      ---------
Distributions to Shareholders
 Net Realized Gain from Investment Transactions..    (1.53)     (2.64)    (3.07)    (1.83)            --             --
                                                   -------   --------   -------   -------       --------      ---------
Net Asset Value, End of Period...................  $ 14.77   $  11.38   $ 15.72   $ 16.79       $  16.83      $   12.10
                                                   =======   ========   =======   =======       ========      =========
Total Investment Return..........................    47.05%   (11.42)%    14.64%    12.35%         39.09%          3.24%
Supplemental Data and Ratios:
 Net Assets, End of Period (000s omitted)........  $28,732   $ 25,497   $49,002   $67,385         57,380      $  42,737
 Ratios to Average Net Assets:
  Expenses in Excess of Income...................    (0.58)%    (0.70)%   (0.77)%   (0.66)%        (0.65)%/1      (0.57)%
  Expenses, Including Expenses of the Capital
   Appreciation Portfolio........................     1.25%      1.25%     1.25%     1.25%          1.25%/1        1.25%
  Decrease Reflected in Above Expense Ratio
   Due to Fees Waived/Expenses Reimbursed
   by Bankers Trust..............................     0.63%      0.39%     0.29%     0.26%          0.32%/1        0.54%

------------------
1/Annualized.
2/Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

                      See Notes to Financial Statements.

                                       7

-------------------------------------------------------------------------------
Capital Appreciation Fund

Notes to Financial Statements
-------------------------------------------------------------------------------


Note 1--Organization and Significant Accounting Policies

A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Capital Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on March 9, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

--------------------------------------------------------------------------------

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc., provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest
At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                 For the                        For the
                                year ended                     year ended
                            September 30, 1999             September 30, 1998
                    ---------------------------------  -------------------------
                       Shares               Amount       Shares         Amount
                    -----------           -----------  ----------    -----------

--------------------------------------------------------------------------------

Sold...................    707,455   $  9,866,222   4,302,213   $ 57,990,982
Reinvested.............    173,543      1,940,215     361,352      4,263,959
Redeemed .............. (1,175,938)   (14,822,874) (5,540,913)   (73,759,183)
                        ----------   ------------  ----------   ------------
Net Decrease...........   (294,940)  $ (3,016,437)   (877,348)  $(11,504,242)
                        ==========   ============  ==========   ============



                                       8


-------------------------------------------------------------------------------
Capital Appreciation Fund

Report of Independent Accountants
-------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and
Shareholders of Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999



-------------------------------------------------------------------------------
Tax Information (Unaudited For the Year Ended September 30, 1999)
-------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending September
30, 1999 in the amount of $2,917,297. In addition, of the ordinary distributions made during the year ending September 30, 1999, $0.04 per share qualify for the dividends received deduction available to corporate shareholders. #Capital Appreciation Portfolio Schedule of Portfolio Investments September 30, 1999 Shares Description Value


________________________________________________________________________________

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Schedule of Portfolio Investments September 30, 1999
-------------------------------------------------------------------------------






 Shares          Description                              Value
--------        -------------                           ----------



        COMMON STOCKS - 89.4%

        America's Changing Leisure Time - 10.6%
 6,200  Clear Channel Communications, Inc./1 ........   $  495,225
 9,200  Harley-Davidson, Inc. .......................      460,575
 6,700  Hispanic Broadcasting Corp./1 ...............      510,037
16,700  Mandalay Resort Group, Inc./1 ...............      329,825
10,100  Royal Caribbean Cruises Ltd. ................      454,500
 9,700  Univision Communications, Inc./1 ............      789,337
                                                        ----------
                                                         3,039,499
                                                        ----------

        America's Industrial Renaissance - 2.2%
 4,900  Black & Decker Corp. ........................      223,869
 4,400  SPX Corp. ...................................      399,300
                                                        ----------
                                                           623,169
                                                        ----------

        Client Server Computing - 6.6%

 1,700  BMC Software, Inc./1 ........................      121,656
 8,700  Citrix Systems, Inc/1 .......................      538,856
 8,000  Lexmark International Group, Inc. -  Class A1      644,000
 8,200  Network Appliance, Inc./1 ...................      587,325
                                                        ----------
                                                         1,891,837
                                                        ----------

        Energizing The Globe - 8.2%
10,600  Apache Corp. ................................      457,788
17,100  BJ Services Co./1 ...........................      543,994
 4,900  Cooper Cameron Corp. ........................      184,975
 7,200  Devon Energy Corp. ..........................      298,350
15,400  Noble Drilling Corp./1 ......................      336,875
13,000  Sante Fe International Corp. ................      280,312

________________________________________________________________________________

 6,300  Smith International, Inc./1 .................      255,150
                                                        ----------
                                                         2,357,444
                                                        ----------

        Flourishing In The Managed Care
        Environment - 0.9%
 9,000  Trigon Healthcare, Inc. .....................      259,875
                                                        ----------

        Interactive Media - 4.9%
 7,800  General Instrument Corp./1 ..................      375,375
13,900  Scientific-Atlanta, Inc. ....................      688,919
 9,100  USA Networks, Inc./1 ........................      352,625
                                                        ----------
                                                         1,416,919
                                                        ----------

        Life On The Net - 2.1%
 3,600  Etoys, Inc./1 ...............................      239,625
 4,100  Infospace.com, Inc./1 .......................      168,612
 5,700  PSINet, Inc./1 ..............................      205,022
                                                         ---------
                                                           613,259
                                                         ---------
        Life Sciences Revolution - 5.9%
 6,800  Allergan, Inc. ..............................      748,000
 6,800  Genzyme Corp./1 .............................      306,425
 3,200  Immunex Corp./1 .............................      138,800
 7,100  Pe Corp. - Pe Biosystems Group ..............      512,975
                                                         ---------
                                                         1,706,200
                                                         ---------


 Shares          Description                               Value
--------        -------------                           ----------

        Managing The Information Age - 6.4%
 6,400  Flextronics International1 ..................      372,400
12,100  Maxim Integrated Products, Inc./1 ...........      763,434
 2,800  Portal Software, Inc./1 .....................      108,500
 2,800  Redback Networks ............................      302,400
 3,900  Sanmina Corp./1 .............................      301,762
                                                         ---------
                                                         1,848,496
                                                         ---------


        New Consumer - 7.7%
10,500  Abercrombie & Fitch Co. -  Class A/1 ........      357,656
 7,200  Circuit City Stores, Inc. ...................      303,750
 1,665  Gucci Group NV ..............................      139,027
13,800  Jones Apparel Group, Inc./1 .................      396,750
10,400  Tommy Hilfiger Corp./1 ......................      293,150
 7,000  Williams-Sonoma, Inc./1 .....................      339,938
10,300  Zale Corp./1 ................................      394,619
                                                         ---------

                                                         2,224,890
                                                         ---------

        New Health Paradigm - 4.3%
28,900  IVAX Corp. ..................................      474,850
 3,400  MiniMed, Inc./1 .............................      334,050
 8,600  Stryker Corp. ...............................      439,675
                                                         ---------


________________________________________________________________________________

                                                        1,248,575
                                                        ---------

       Our Strengthening Financial Structure - 4.1%
 2,200 AMBAC Financial Group .......................      104,225
 9,975 Charter One Financial, Inc. .................      230,672
14,700 Concord EFS, Inc./1 .........................      303,188
12,200 Dime Bancorp, Inc. ..........................      213,500
16,300 North Fork Bancorp ..........................      317,850
                                                        ---------

                                                        1,169,435
                                                        ---------

       Return To Home Ownership - 0.4%
 3,300 Linens 'N Things, Inc./1 ....................      111,375
                                                        ---------

       Special Situations - 9.4%
 9,100 Allegheny Energy, Inc. ......................      289,494
11,400 American Water Works Co., Inc. ..............      329,887
 5,000 Bowater, Inc. ...............................      262,500
12,400 Energy East Corp. ...........................      294,500
 3,800 Intuit, Inc./1 ..............................      333,094
39,200 Northeast Utilities Corp./1 .................      720,301
13,384 Outdoor Systems, Inc./1 .....................      478,478
                                                        ---------
                                                        2,708,254
                                                        ---------

       Stores of Value - 3.8%
12,700 BJ's Wholesale Club/1 .......................      375,444
17,100 Family Dollar Stores, Inc. ..................      361,238
12,200 TJX Companies, Inc. .........................      342,362
                                                        ---------
                                                        1,079,044
                                                        ---------

       Telecommunications - 5.8%
11,600 American Tower Corp. - Class A ..............      226,925
 2,400 E-Tek Dynamics, Inc./1 ......................      130,200
 5,076 Global Crossing Ltd./1 ......................      134,514
 4,500 Newbridge Networks Corp./1 ..................      117,281
 7,000 Qwest Communications International, Inc./1 ..      206,938
 5,200 Voicestream Wireless Corp./1 ................      320,938
 5,200 Western Wireless Corp. - Class A/1 ..........      233,188
 7,600 WinStar Communications, Inc./1 ..............      296,875
                                                        ---------
                                                        1,666,859
                                                        ---------

                      See Notes to Financial Statements.

                                      10



-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Schedule of Portfolio Investments September 30, 1999
-------------------------------------------------------------------------------



________________________________________________________________________________

 Shares          Description                               Value
--------        -------------                           ----------


          The Ubiquitous Semiconductor - 6.1%
  1,500   Broadcom Corp. - Class A/1 ..............       163,500
  8,400   Linear Technology Corp. .................       493,763
  4,800   National Semiconductor Corp./1 ..........       146,400
  4,600   Novellus Systems, Inc./1 ................       310,212
 11,200   Teradyne, Inc./1 ........................       394,800
  2,900   Vitesse Semiconductor Corp./1 ...........       247,587
                                                       ----------
                                                        1,756,262
                                                       ----------
Total Common Stocks  (Cost $20,408,257) ............   25,721,392
                                                       ----------


 Shares          Description                               Value
--------        -------------                           ----------

          SHORT TERM INSTRUMENT - 16.6
          Mutual Fund
4,748,393 Institutional Cash Management Fund
          (Cost $4,748,393) ....................        4,748,393
                                                       ----------


Total Investments (Cost $25,156,650)........  106.0%   30,469,785
Liabilities in Excess of Other Assets.......  (6.0)%   (1,729,213)
                                            -------- ------------
Net Assets..................................  100.0%  $28,740,572
                                            ======== ============



------------
1/Non-Income Producing Security.

                      See Notes to Financial Statements.

                                      11




--------------------------------------------------------------------------------
Capital Appreciation Portfolio


Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------




Assets
 Investments, at Value (Cost $25,156,650) ........................   $30,469,785
 Receivable for Shares of Beneficial Interest Subscribed                 110,000
 Receivable for Securities Sold ..................................       115,883
 Dividends and Interest Receivable1 ..............................        25,010
 Other Assets ....................................................           314
                                                                     -----------
Total Assets .......................................................  30,720,992
                                                                     -----------

Liabilities
 Payable for Securities Purchased ................................     1,941,053

________________________________________________________________________________

 Due to Bankers Trust ............................................         7,235
 Accrued Expenses and Other ......................................        32,132
                                                                     -----------
Total Liabilities ..................................................   1,980,420
                                                                     -----------
Net Assets ......................................................... $28,740,572
                                                                     ===========

Composition of Net Assets
 Paid-in Capital .................................................   $23,427,437
 Net Unrealized Appreciation on Investments ......................     5,313,135
                                                                     -----------
Net Assets ......................................................... $28,740,572
                                                                     ===========




--------------
1/Includes $18,744 from the Portfolio's investment in the Institutional Cash Management Fund.



-------------------------------------------------------------------------------

Statement of Operations  For the year ended September 30, 1999

-------------------------------------------------------------------------------



Investment Income
 Dividends .......................................................  $  167,342
                                                                    ----------
Expenses
 Advisory Fees ...................................................     158,218
 Professional Fees ...............................................      34,771
 Administration and Services Fees ................................      24,963
 Trustees Fees ...................................................       5,983
 Miscellaneous ...................................................       1,643
                                                                    ----------
 Total Expenses ..................................................     225,578
 Less Fees Waived/Expenses Reimbursed by Bankers Trust ...........     (75,800)
                                                                    ----------
  Net Expenses .................................................       149,778
                                                                    ----------
Net Investment Income ............................................      17,564

Realized and Unrealized Gain on Investments
 Net Realized Gain from Investment Transactions ..................   8,027,612
                                                                    ----------
 Net Change in Unrealized Appreciation/Depreciation on Investments   1,426,127
                                                                    ----------
Net Realized and Unrealized Gain on Investments ...................  9,453,739
                                                                    ----------
Net Increase in Net Assets from Operations ........................ $9,471,303
                                                                    ==========





                      See Notes to Financial Statements.

________________________________________________________________________________

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                                            For the              For the
                                                                          year ended           year ended
                                                                      September 30, 1999   September 30, 1998
                                                                      -------------------  -------------------
Increase (Decrease) in Net Assets from:
Operations
 Net Investment Income/(Expenses in Excess of Income)...............        $     17,564         $    (19,921)
 Net Realized Gain from Investment Transactions.....................           8,027,612            4,677,569
 Net Change in Unrealized Appreciation/Depreciation on Investments             1,426,127           (8,470,353)
                                                                            ------------         ------------
Net Increase (Decrease) in Net Assets from Operations...............           9,471,303           (3,812,705)
                                                                            ------------         ------------
Capital Transactions
 Proceeds from Capital Invested.....................................          10,983,174           62,320,016
 Value of Capital Withdrawn.........................................         (17,403,228)         (81,789,768)
                                                                            ------------         ------------
Net Decrease in Net Assets from Capital Transactions................          (6,420,054)         (19,469,752)
                                                                            ------------         ------------
Total Increase (Decrease) in Net Assets.............................           3,051,250          (23,282,457)
Net Assets
Beginning of Year...................................................          25,689,322           48,971,779
                                                                            ------------         ------------
End of Year.........................................................        $ 28,740,572         $ 25,689,322
                                                                            ============         ============



-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the Capital Appreciation Portfolio.


                                                                                                      For the period   For the
                                                              For the years ended September 30,        Jan. 1, 1995   year ended
                                                             ----------------------------------         to Sept. 30,    Dec. 31,
                                                              1999     1998     1997       1996           1995/2        1994
                                                              ----     ----     ----       ----           ------        ----
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ................  $28,741   $25,689   $48,972    $68,385     $149,888      $ 73,634
   Ratios to Average Net Assets:
        Net Investment Income (Expenses in
        Excess of Income)...................................     0.07%    (0.05)%   (0.12)%    (0.01)%       0.01%/1       0.08%
      Expenses                                                   0.60%     0.60%     0.60%      0.60%        0.60%/1       0.60%
      Decrease Reflected in Above Expense Ratio.............
        Due to Fees Waived/Expenses Reimbursed
        by Bankers Trust....................................     0.31%     0.26%     0.21%      0.17%        0.18%/1       0.23%
   Portfolio Turnover Rate..................................      155%      145%      167%       271%         125%          157%



-------------------------------------------------------------------------------
1/ Annualized.
2/ The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.


                      See Notes to Financial Statements.


________________________________________________________________________________
                                                                         Page 17

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1--Organization  and Significant Accounting Policies
A. Organization
The Capital Appreciation Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992, as an unincorporated trust under the laws of New York and began operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio.

________________________________________________________________________________

The Portfolio may invest in the Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1999 amounted to $94,224 and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp.. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $36,272,244 and $44,432,186, respectively.

The tax basis of investments held at September 30, 1999, was $25,161,901. The aggregate gross unrealized appreciation for all investments was $5,910,701 and the aggregate gross unrealized depreciation for all investments was $602,817.

                                      14

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Report of Independent Accountants
-------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of
Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Portfolio (hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

________________________________________________________________________________

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999



                                      15

-------------------------------------------------------------------------------
Capital Appreciation Fund

Proxy Results (unaudited)
-------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.

                             Shares           Shares Voted
                              Voted             Withheld
                               For             Authority
                            ---------         ------------
    Messr Biggar            1,136,747            29,887
    Messr Dill              1,136,747            29,887
    Messr Hale              1,136,747            29,887
    Messr Langton           1,136,747            29,887
    Messr Saunders          1,136,747            29,887
    Messr Van Benschoten    1,137,149            29,485
    Dr. Gruber              1,137,149            29,485
    Dr. Herring             1,137,149            29,485

2. To approve the New Investment Advisory Agreement with Bankers Trust Company.

                           For            Against           Abstain
                        ---------         -------           -------
                        1,157,984           --               8,650

3. To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

                           For            Against           Abstain
                        ---------         -------           -------
                        1,157,582          4,365             4,687



4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.

                            For           Against           Abstain
                        ---------         -------           -------
                        1,157,582          4,365             4,687

5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.


________________________________________________________________________________

                            For           Against           Abstain
                         ---------        -------           -------
                         1,137,763        28,871                --


                                      16


                      This page intentionally left blank.







                      This page intentionally left blank.







                      This page intentionally left blank.






[graphic omitted]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


________________________________________________________________________________

Capital Appreciation Fund       CUSIP #055922819
BT Investment Funds             465ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101



________________________________________________________________________________

                           Deutsche Asset Management

                                                                      Exhibit C






                   Mutual Fund
                        Prospectus
                           January 31, 2000


                                   Investment Class


Mid Cap
formerly Capital Appreciation Fund, a BT Mutual Fund






[Like shares of all mutual funds,
these securities have not been
approved or disapproved by the
Securities and Exchange Commission            A Member of the
nor has the Securities and                    Deutsche Bank Group [/]
Exchange Commission passed upon
the accuracy or adequacy of this
prospectus.  Any representation to
the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of Mid Cap--Investment Class

Goal: The Fund seeks long-term capital growth.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of medium-sized companies with strong growth prospects. Companies are selected based on factors such as the company's business prospects, its record of earnings growth and its stock price relative to industry peers.
--------------------------------------------------------------------------------

Mid Cap--Investment Class

Overview of Mid Cap--Investment Class

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Mid Cap-- Investment Class

Objective..................................................................   7
Strategy...................................................................   7
Principal Investments......................................................   7
Investment Process.........................................................   7
Risks......................................................................   8
Management of the Fund.....................................................   8

Calculating the Fund's Share Price..........................................  10
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  11
Financial Highlights........................................................  14

--------------------------------------------------------------------------------

Overview of Mid Cap--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks that the investment adviser has selected could perform poorly;
 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, i.e., greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or
 . The stock market could decline or could underperform other investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and small company stocks.

On September 8, 1999, the Board of Trustees of Mid Cap fund voted to recommend the reorganization of Equity Appreciation fund, a separate Deutsche Asset Management mutual fund, into Mid Cap fund. The merger requires the approval of Equity Appreciation fund's shareholders. A special meeting of shareholders will be held for this purpose. If shareholders approve the merger, shares of Equity Appreciation will be converted to shares of Mid Cap.

An investment in Mid Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                           Overview of Mid Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on March 9, 1993 (its inception date). The table compares the Fund's average annual return with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized U.S. companies.

 Year-by-Year Returns
 (the full calendar year since inception)

[CHART]
1994     3.24
1995    37.43
1996     8.68
1997    14.46
1998    18.51
1999    49.68

Since inception, the Fund's highest return in any calendar quarter was 29.95% (fourth quarter 1999) and its lowest quarterly return was -19.58% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

                        1 Year 5 Year     Since
                                      Inception
                                      (March 9,
                                       1993)/1/
  Mid Cap--Investment
  Class                 49.68% 24.84%  21.03%
 ----------------------------------------------
  S&P Mid-Cap 400
  Index                 14.72% 23.05%  17.68%
 ----------------------------------------------

 /1/ The S&P Mid-Cap 400 Index is cal-
culated from February 28, 1993.
--------------------------------------------------------------------------------

Overview of Mid Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 16 months, the expense example takes into account fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                           Percentage of Average
                             Daily Net Assets/1/
  Management Fees                         0.65%
 -----------------------------------------------
  Distribution and
   Service (12b-1) Fees                     None
 -----------------------------------------------
  Other Expenses                          1.23%
 -----------------------------------------------
  Total Fund Operating
   Expenses                             1.88%/2/
 -----------------------------------------------
  Less: Fee Waiver or
   Expense Reimbursements                (0.63)%
 -----------------------------------------------
  Net Expenses                            1.25%
 -----------------------------------------------


 Expense Example/3/

     1 year                3 years                           5 years                           10 years
      $127                  $509                              $937                              $2,132
 ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Mid Cap--Investment Class

OBJECTIVE

Mid Cap--Investment Class seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.


The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:

 . competitive position within its industry;

 . business prospects;

 . management team;

 . record of earnings growth;

 . underlying asset value relative to industry peers;

 . stock price relative to industry peers; and

 . whether a reliable and liquid market for its shares exists.
--------------------------------------------------------------------------------

"Market capitalization" or "market cap" provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 100 medium-sized companies at any one time. The Fund focuses primarily in stock and other securities with equity characteristics. The Fund focuses principally on companies with market caps, at the time we purchase the stock, within the market capitalization range of the S&P Mid-Cap 400 Index. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed down through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, reviews of research and industry publications and investment analyst contacts.
--------------------------------------------------------------------------------

Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.
--------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

RISKS

Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund follows a disciplined selling process to try to lessen this risk. First, we may sell a security if one or more of the following conditions take place:

 . There is a material change in the company's fundamentals;

 . The stock underperforms its industry peer group by 15% or more; or

 . The stock price reaches our expectations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the
Fund and conducts the research that
--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class

leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager. The following portfolio manager is responsible for the day-to-day management of the master portfolio's investments:

Mary P. Dugan, CFA

 . Portfolio Manager of the master portfolio since 1999.

 . Portfolio Manager in the investment adviser's small cap group from 1994 to 1999.

 . Securities Analyst at Fred Alger Management from 1992 to 1994 and at Dean
  Witter Reynolds from 1989 to 1992.

 . BA from the University of Rochester and MBA from New York University's Stern
  School of Business.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.


Service agents may include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," Capital Appreciation Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the
--------------------------------------------------------------------------------

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  Transaction                Tax Status
  Income dividends           Ordinary income
 -------------------------------------------
  Short-term capital gains
   distributions             Ordinary income
 -------------------------------------------
  Long-term capital gains
   distributions             Capital gains
 -------------------------------------------

--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class


Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  Transaction               Tax Status
  Your sale of shares       Capital gains or
  owned more than one year  losses
 --------------------------------------------
  Your sale of shares       Gains treated as
  owned for one year or     ordinary income;
  less                      losses subject to
                            special rules
 --------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone         1-800-730-1313
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Retirement Service Center

By phone         1-800-677-7596
By mail          P.O. Box 219210
                 Kansas City, MO 64121-9210
By overnight     210 West 10th Street, 8th floor
 mail            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                     Minimum amount:
 A standard account                   $2,500
 A retirement account                 $  500
 An automatic investment plan account $1,000
Subsequent purchase:
 A standard account                   $  250
 A retirement account                 $  100
 An automatic investment plan account $  100
Account balance:
 Non-retirement account               $1,000
 Retirement account                   None

The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail  Complete and sign the account ap-
         plication that accompanies this
         prospectus. (You may obtain addi-
         tional applications by calling the
         Service Center.) Mail the completed
         application along with a check payable
         to Mid Cap--465.
By wire  Call the Service Center to set up a
         wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check.
-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class

Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Mid Cap--465

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in U.S. dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus
--------------------------------------------------------------------------------

                                   A Detailed Look at Mid Cap--Investment Class

 and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

 Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
-------------------------------------------------------------------------------

A Detailed Look at Mid Cap--Investment Class


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights

                                                                       For the
                                                                       period         For the
                                                                     January 1,         year
                              For the year ended September 30,         1995 to         ended
                             1999      1998      1997      1996     September 30,   December 31,
                                                                       1995/1/          1994
  Per Share Operating
  Performance:
  Net Asset Value,
  Beginning of Period        $11.38    $15.72    $16.79    $16.83       $12.10         $11.72
 ---------------------------------------------------------------------------------------------------
  Income (Loss) from
  Investment Operations
  Expenses in Excess of
  Income                      (0.07)    (0.12)    (0.13)    (0.10)       (0.07)         (0.04)
 ---------------------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)
  from Investment
  Transactions                 4.99     (1.58)     2.13      1.89         4.80           0.42
 ---------------------------------------------------------------------------------------------------
  Total Income (Loss) from
  Investment Operations        4.92     (1.70)     2.00      1.79         4.73           0.38
 ---------------------------------------------------------------------------------------------------
  Distributions to
  Shareholders
  Net Realized Gains from
  Investment Transactions     (1.53)    (2.64)    (3.07)    (1.83)         --             --
 ---------------------------------------------------------------------------------------------------
  Net Asset Value, End of
  Period                     $14.77    $11.38    $15.72    $16.79       $16.83         $12.10
 ---------------------------------------------------------------------------------------------------
  Total Investment Return     47.05%   (11.42)%   14.64%    12.35%       39.09%          3.24%
 ---------------------------------------------------------------------------------------------------
  Supplemental Data and
  Ratios:
  Net Assets, End of
  Period (000s omitted)     $28,732   $25,497   $49,002   $67,385      $57,380        $42,737
 ---------------------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
  Expenses in Excess of
  Income                      (0.58)%   (0.70)%   (0.77)%   (0.66)%      (0.65)%/2/     (0.57)%
 ---------------------------------------------------------------------------------------------------
  Expenses, Including
  Expenses of the Capital
  Appreciation Portfolio       1.25%     1.25%     1.25%     1.25%        1.25%/2/       1.25%
 ---------------------------------------------------------------------------------------------------
  Decrease Reflected in
  Above Expense Ratio Due
  to Fees Waived/Expenses
  Reimbursed by Bankers
  Trust                        0.63%     0.39      0.29      0.26%        0.32%/2/       0.54%
 ---------------------------------------------------------------------------------------------------
  Portfolio Turnover
  Rate/3/                       155%      145%      167%      271%         125%           157%
 ---------------------------------------------------------------------------------------------------

 /1/The Board of Trustees approved the change of the fiscal year end from De-cember 31 to September 30.
 /2/Annualized.
 /3/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

                      This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
Or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Mid Cap--Investment Class
BT Investment Funds

Distributed by:
ICC Distributors, Inc.                                          CUSIP
Two Portland Square                                             #055922819
Portland, ME 04101                                              465PRO (1/00)
                                                                811-4760

                                    MID CAP

                      STATEMENT OF ADDITIONAL INFORMATION

                                 June __, 2000


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Mid Cap, dated January 31, 2000. This statement of additional information should be read in conjunction with the prospectus.

Additional copies of the prospectus may be obtained by writing to the Fund at the Service Center, P.O. Box 219210, Kansas City, MO, 64121-9210 or by telephoning the Fund toll free at 800-730-1313.

This statement of additional information is accompanied by and incorporated by reference to the statement of additional information dated January 31, 2000 of BT Investment Funds on behalf of Mid Cap and the statement of additional information dated January 31, 2000 of BT Pyramid Mutual Funds on behalf of the Equity Appreciation. Mid Cap and Equity Appreciation are referred to collectively as the "Funds".

                         ADDITIONAL INFORMATION ABOUT
                                  MID CAP AND
                              EQUITY APPRECIATION

The following table shows where in each Fund's statement of additional information (SAI) you can find additional information about each Fund.


-----------------------------------------------------------------------------------------------------------------
    TYPE OF INFORMATION                                        HEADINGS IN SAI
-----------------------------------------------------------------------------------------------------------------
                                   BT INVESTMENT FUNDS, MID CAP         BT PYRAMID MUTUAL  FUNDS,
                                   formerly Capital Appreciation Fund   EQUITY APPRECIATION
                                   SAI dated January 31, 2000           Formerly BT Investment Equity
                                                                        Appreciation Fund
                                                                        SAI dated January 31, 2000
-----------------------------------------------------------------------------------------------------------------
Fund history                       ORGANIZATION  OF  THE TRUST
-----------------------------------------------------------------------------------------------------------------
Description of each Fund and       INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS:
investments, strategies, policies  Investment Objectives
and risks                          Investment Policies
                                   Futures Contracts and Options on Futures Contracts
                                   Additional Risk Factors
                                   Investment Restrictions
-----------------------------------------------------------------------------------------------------------------
Management of the Funds,           MANAGEMENT OF THE TRUST              MANAGEMENT OF THE TRUST:
including the Board of Trustees,   AND THE PORTFOLIOS:                  Trustees of  the Trust
Officers and Trustee compensation  Trustees of the Trust                Officers of the Trust
                                   Trustees of the Portfolio            Trustee Compensation Table
                                   Officers of the Trust and Portfolio
                                   Trustee Compensation Table
-----------------------------------------------------------------------------------------------------------------
Control persons, principal         MANAGEMENT OF THE TRUST              MANAGEMENT OF THE TRUST:
holders of securities and          AND THE PORTFOLIOS:                  Trustee Compensation Table
management ownership               Trustee Compensation Table
-----------------------------------------------------------------------------------------------------------------
Investment advisory and other      MANAGEMENT OF THE  TRUST             MANAGEMENT OF THE TRUST:
services: investment adviser,      AND THE PORTFOLIOS:                  Investment Adviser
distributor and other service      Investment Adviser                   Administrator
providers                          Administrator                        Distributor
                                   Distributor                          Service Agent
                                   Service Agent                        Custodian and Transfer Agent
                                   Custodian and Transfer Agent         Use of Name
                                   Banking Regulatory Matters           Banking Regulatory Matters
                                   Counsel and Independent              Counsel and Independent
                                   Auditors                             Auditors
-----------------------------------------------------------------------------------------------------------------
Brokerage allocation and other     INVESTMENT OBJECTIVE,                INVESTMENT OBJECTIVE,
Practices                          POLICES AND RESTRICTIONS:            POLICIES AND RESTRICTIONS:
                                   Portfolio Transactions and           Brokerage Commissions
                                   Brokerage Commissions
-----------------------------------------------------------------------------------------------------------------
Shares of beneficial interest      ORGANIZATION OF THE TRUST
-----------------------------------------------------------------------------------------------------------------
Purchase, redemption and pricing   VALUATION OF SECURITIES;             VALUATION OF SECURITIES;
of  shares                         REDEMPTIONS AND                      REDEMPTIONS AND PURCHASES
                                   PURCHASES IN-KIND:                   IN-KIND:
                                   Purchase of Shares                   Purchase of Shares
                                   Redemption of Shares                 Redemption of Shares
                                   Redemptions and Purchases In-
                                   Kind
                                   Trading in Foreign Securities
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TYPE OF INFORMATION                                              HEADINGS IN SAI
----------------------------------------------------------------------------------------------------------------
                                  BT INVESTMENT FUNDS, MID CAP             BT PYRAMID MUTUAL FUNDS,
                                  SAI dated January 31, 2000               EQUITY APPRECIATION
                                                                           SAI dated January 31, 2000
----------------------------------------------------------------------------------------------------------------
Taxation of the Funds             TAXATION:                                TAXATION:
                                  Dividends and Distributions              Dividends and Distributions
                                  Taxation of the Fund                     Taxation of the Fund
                                  Taxation of the Portfolios               Foreign Securities
                                  Foreign Securities                       Other Taxation
                                  Other Taxation
----------------------------------------------------------------------------------------------------------------
Calculation of performance data   PERFORMANCE INFORMATION:
                                  Standard Performance Information
                                  Comparison of Fund Performance
                                  Economic and Market Information
----------------------------------------------------------------------------------------------------------------
Financial statements              FINANCIAL STATEMENTS:
                                  This section incorporates by reference Investment Equity Appreciation's and
                                  Mid Cap's annual report each dated September 30, 1999.
----------------------------------------------------------------------------------------------------------------



                              FINANCIAL HIGHLIGHTS

  The financial highlights table for Mid Cap, which is intended to help you understand the Mid Cap's financial performance for the past five years, is included in the Mid Cap's prospectus dated January 31, 2000, which is included herewith and incorporated herein by reference.

                       Pro Forma Financial Statements/(1)/

Pro Forma Combined Condensed Statement of Assets and Liabilities (unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                                              Pro Forma           Pro Forma
March 31, 2000                  Mid Cap           Equity Appreciation        Adjustments          Combined
------------------------------------------------------------------------------------------------------------------------
Investments at Value              $44,413,470             $352,616,706               --             $397,030,176
------------------------------------------------------------------------------------------------------------------------
Cash                                       --                       --               --                       --
------------------------------------------------------------------------------------------------------------------------
Other Assets
Less Liabilities                      ($5,776)               ($584,637)      $       -- /(2)/          ($590,413)
------------------------------------------------------------------------------------------------------------------------
Total Net Assets                  $44,407,694             $352,032,069       $       --             $396,439,763
------------------------------------------------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                  2,456,004               13,694,033        5,778,882               21,928,919
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share                             $     18.08                    25.71               --             $      18.08
------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Condensed Statement of Operations (unaudited)

--------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended
March 31, 2000                    Mid Cap Fund           Equity Fund          Pro Forma Adjustments    Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------------------------
  Net Investment Income
  Allocated from Mid Cap
  Portfolio                       $    30,258                 --                        --                   $     30,258
--------------------------------------------------------------------------------------------------------------------------
  Interest and Dividend Income             --       $  1,047,214                        --                      1,047,214
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income:                                                                                     $  1,077,472
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------------------------------------------------------
  Management Fees                 $   116,061        $ 1,410,162                        --                      1,526,223
--------------------------------------------------------------------------------------------------------------------------
  Trustees Fees                         1,995              2,150                    (2,150)/(3)/                    1,995
--------------------------------------------------------------------------------------------------------------------------
  All Other Expenses                   18,870             25,240                    (     )/(2)/                   44,110
--------------------------------------------------------------------------------------------------------------------------
Total Expenses before Reductions      136,926          1,437,552                    (2,150)                     1,572,328
--------------------------------------------------------------------------------------------------------------------------
Expense Reductions                    (20,865)          (208,122)                                                (228,987)
--------------------------------------------------------------------------------------------------------------------------
Expenses, net                         116,061          1,229,430                    (2,150)                     1,343,341
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)          (85,803)          (182,216)                    2,150                       (265,869)
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
Gain (Loss) on Investments:
--------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)
    from Investments                5,319,828         24,721,772                                               30,041,600
--------------------------------------------------------------------------------------------------------------------------
    Net Unrealized Appreciation
    (Depreciation) of              10,271,756         78,186,926                                               88,458,682
    Investments
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from
Operations                        $15,505,781       $102,726,482                 $   2,150                   $118,234,413
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - March 31, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2000 and the unaudited pro forma condensed Statement of Operations for the six month period ended March 31, 2000 for Mid Cap and Equity Appreciation, as adjusted, giving effect to the reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund.

2. Represents an estimation for a one-time proxy, legal, accounting and other costs of the Reorganization of $_________ and $_____________ to be borne by Mid Cap and Equity Appreciation, respectively.

3.  Reduction in trustee fees resulting from the Reorganization.

Pro Forma Combined Schedule of Portfolio/Fund Investments
As of March 31, 2000 (unaudited)

--------------------------------------------------------------------------------------------------
                   Capital           Equity
                 Appreciation     Appreciation      Pro Forma         Capital           Equity
                  Portfolio           Fund           Combined       Appreciation     Appreciation
Description       Par/Share        Par/Share        Par/Share        Portfolio       Fund Market
of Securities       Amount           Amount           Amount        Market Value        Value
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Total
Investment
Portfolio/Fund
100%
--------------------------------------------------------------------------------------------------
Investment
Portfolio/Fund:
Total Cost
--------------------------------------------------------------------------------------------------

PART C - OTHER INFORMATION

ITEM 15. Indemnification

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("SEC") on April 29, 1996.


Item, 16. Exhibits:

  1)  Declaration of Trust dated July 21, 1986; 1

      (i) Supplement to Declaration of Trust dated October 20, 1986; (1)
      (ii) Second Supplement to Declaration of Trust dated May 16, 1988; (1)
  2)  By-Laws; (1)
  3)  Not applicable
  4)  Form of Agreement and Plan of Reorganization filed herewith.
  5)  Not Applicable
  6)  Investment Advisory Agreement dated December 31, 1998; (9)
        (i)   Investment Advisory Agreement dated June 4, 1999; (13)
  7)  Distribution Agreement dated August 11, 1998; (5)
        (ii)  Appendix A dated December 9, 1998 to Distribution Agreement; (7)
        (iii) Appendix A dated December 23, 1999 to Distribution Agreement; (12)
  8)  Bonus or Profit Sharing Contracts - Not applicable;
  9)  Custodian Agreement dated July 1, 1996; 2
        (i) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997; (3)
        (ii)  Amendment No. 3 to Exhibit A of the Custodian Agreement dated
              June 10, 1998; (7)
        (iii) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998; (7)
        (iv) Cash Services Addendum to Custodian Agreement dated December 18, 1997; (4)
        (v) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999; (12)
(10)  Not Applicable.
(11) Opinion of Willkie Farr & Gallagher concerning the tax matters and consequences to shareholders discussed in the prospectus will be filed with the definitive.
(12)  Not Applicable
(13)  Administration and Services Agreement dated October 28, 1992; (8)
        (i) Exhibit D to the Administration and Services Agreement as of October 28, 1992; (7)
        (ii) Agreement to Provide Shareholder Services for BT PreservationPlus Income Fund as of June 10, 1998; (5)
        (iii) Shareholder Services Plan for BT PreservationPlus Income Fund as of June 10, 1998; (5)
        (iv) Expense Limitation Agreement dated September 30, 1998 on behalf of Intermediate Tax Free Fund, International Equity Fund, Capital Appreciation Fund, Pacific Basin Equity Fund, Latin American Equity Fund, Small Cap Fund, International Small Company Equity Fund and Global Emerging Markets Equity Fund; (6)
        (v) Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund; (9)
        (vi) Expense Limitation Agreement dated March 31, 1999, on behalf of BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund;
               (10)
        (vii) Amended Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund;(12)

        (viii) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 23, 1999 Fund; (12)
(14)  Consent of Independent Accountants filed herewith;
(15)  Not Applicable;
(16)  Power of attorney is incorporated by reference herein; (12)

___________________________________
1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.
8.  Incorporated by reference to Post-Effective Amendment No. 29 to
       Registrant's Registration Statement as filed with the Commission on November 8, 1993.
9.  Incorporated by reference to Post-Effective Amendment No. 60 to
       Registrant's Registration Statement as filed with the Commission on March 15, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 63 to
       Registrant's Registration Statement as filed with the Commission on July 29, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 64 to
       Registrant's Registration Statement as filed with the Commission on October 22, 1999.
12. Incorporated by reference to Post-Effective Amendment to No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.
13. Incorporated by reference to Post-Effective Amendment to No. 67 to Registrant's Registration Statement as filed with the Commission on January 28, 2000.

Item 17.  Undertakings.

          The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated November 16, 1999, relating to the financial statements and financial highlights which appear in the September 30, 1999 Annual Report to Shareholders of the Capital Appreciation Fund and the September 30, 1999 Annual Report to Shareholders of the BT Investment Equity Appreciation Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement and under the heading "Representations and Warranties" in the Agreement and Plan of Reorganization included in such Registration Statement.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 15, 2000

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, BT Investment Funds, on behalf of its series Mid Cap, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 16/th/ day of May, 2000.

                                                     BT INVESTMENT FUNDS

                                                       By: /s/ Daniel O. Hirsch
                                                     Daniel O. Hirsch, Secretary
                                                            May 16, 2000

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                          Title                                  Date
----------                                          ------                                 ----
    By: /s/ DANIEL O. HIRSCH                    Secretary                               May 16, 2000
    Daniel O. Hirsch                            Attorney in Fact
                                                For the Persons Listed Below)

    /s/ JOHN Y. KEFFER*                         President and
    John Y. Keffer                              Chief Executive Officer

    /s/ CHARLES A. RIZZO*                       Treasurer (Principal
    Charles A. Rizzo                            Financial and Accounting Officer)

    /s/ CHARLES P. BIGGAR*                      Trustee
    Charles P. Biggar

    /s/ S. LELAND DILL*                         Trustee
    S. Leland Dill

    /s/ MARTIN J. GRUBER*                       Trustee
    Martin J. Gruber

    /s/ RICHARD T. HALE*                        Trustee
    Richard T. Hale

    /s/ RICHARD J. HERRING*                     Trustee
    Richard J. Herring

    /s/ BRUCE T. LANGTON*                       Trustee
    Bruce T. Langton

    /s/ PHILIP SAUNDERS, JR.*                   Trustee
    Philip Saunders, Jr.

    /s/ HARRY VAN BENSCHOTEN*                   Trustee
    Harry Van Benschoten

    *By Power of Attorney. Incorporated by reference to Post-Effective Amendment
     No. 66 of BT Investment Funds as filed with the SEC on December 23, 1999.

                                  SIGNATURES

BT INVESTMENT PORTFOLIOS has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland and the 16/th/ day of May, 2000.

                                          BT INVESTMENT PORTFOLIOS

                                              By:  /s/ Daniel O. Hirsch
                                            Daniel O. Hirsch, Secretary
                                                           May 16, 2000

This Registration Statement on Form N-14 of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT.

INVESTMENT PORTFOLIOS.

NAME                                             TITLE                                  DATE
----                                             -----                                  ----
By: /s/ DANIEL O. HIRSCH                    Secretary                               May 16, 2000
Daniel O. Hirsch                            Attorney in Fact
                                            For the Persons Listed Below)

/s/ JOHN Y. KEFFER*                         President and
John Y. Keffer                              Chief Executive Officer

/s/ CHARLES A. RIZZO*                       Treasurer (Principal
Charles A. Rizzo                            Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*                      Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                         Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*                       Trustee
Martin J. Gruber

/s/ RICHARD T. HALE*                        Trustee
Richard T. Hale

/s/ RICHARD J. HERRING*                     Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*                       Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*                   Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*                   Trustee
Harry Van Benschoten

    *By Power of Attorney. Incorporated by reference to Post-Effective Amendment
     No. 66 of BT Investment Funds as filed with the SEC on December 23, 1999.

            PROPOSED RESOLUTIONS RELATING TO THE REORGANIZATION OF BT INVESTMENT EQUITY APPRECIATION FUND, A SERIES OF BT
            PYRAMID MUTUAL FUNDS ("Equity Appreciation Fund") INTO
          CAPITAL APPRECIATION FUND, A SERIES OF BT INVESTMENT FUNDS
                         ("Capital Appreciation Fund")

           (To be voted on by the Boards of BT INVESTMENT FUNDS and
                      BT PYRAMID MUTUAL FUNDS ("Trusts"))

     RESOLVED, that the transfer of substantially all of the assets of Equity
          Appreciation Fund to the Capital Appreciation Fund in exchange solely for the shares of common stock of the Capital Appreciation Fund and the discharge by the Equity Appreciation Fund and assumption by the Capital Appreciation Fund of the stated liabilities of the Equity Appreciation Fund, the distribution of shares of the Capital Appreciation Fund to the shareholders of the Equity Appreciation Fund in liquidation of the Equity Appreciation Fund, (the "Reorganization") be, and it hereby is authorized and approved, and that the officers of the Trusts be, and each of them hereby is, authorized to take such actions and to execute such documents as such officer may deem necessary or appropriate in order to effectuate the Reorganization, subject to shareholder approval of and satisfaction of the terms and conditions of the Reorganization Agreement as defined in the next succeeding resolution;

     FURTHER RESOLVED, that the Agreement and Plan of Reorganization by and between the Equity Appreciation Fund and the Capital Appreciation Fund providing for the Reorganization (the "Reorganization Agreement"), in substantially the form presented to this meeting, with such changes and additions as any officer of the Equity Appreciation Fund, on the advice of counsel or otherwise, may approve, such approval being conclusively proven by the execution of the Reorganization Agreement by such officer, be and it hereby is approved; that the officers of the Equity Appreciation Fund be, and each of them hereby is, subject to shareholder approval of the Reorganization Agreement, authorized to execute and deliver the Reorganization Agreement and any related documents; and that the execution by the Equity Appreciation Fund of the Reorganization Agreement and any related documents, and the transactions contemplated thereby and any and all acts necessary in connection therewith, the necessity and desirability thereof being conclusively proven by the action taken by the appropriate officers of the Equity Appreciation Fund on behalf of the Equity Appreciation Fund be, and it hereby is, authorized, approved and directed, subject in all cases to shareholder approval of the Reorganization Agreement;

     FURTHER RESOLVED, that participation by the Equity Appreciation Fund in the Reorganization is in the best interests of such Fund and that the interests of existing shareholders of the Equity Appreciation Fund will not be diluted as a result of the effecting of such transactions by the Equity Appreciation Fund; and that the Board has considered the following factors in making this determination: (i) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of shareholder interests, (ii) the costs estimated to be incurred by the Equity Appreciation Fund as a result of the Reorganization, (iii) efficiencies as a result of being part of a larger fund, (iv) marketing advantages due to longer term and better performance and (v) the tax consequences of the Reorganization;

     FURTHER RESOLVED, that the Board of Trustees, having considered the recommendation of fund management, has determined that the name of the merged Fund be, and hereby is, changed to Mid Cap Fund;

     FURTHER RESOLVED, that a Special Meeting of Shareholders of the Trusts be, and it hereby is, called to be held at__________ on _______________, for the shareholders to consider and take action on the approval of the terms of an Agreement and Plan of Reorganization between the Equity Appreciation Fund and the Capital Appreciation Fund and the transactions contemplated therein, and such other matters as may properly come before said meeting or any adjournment or adjournments thereof; and that it is hereby recommended that such shareholders approve the Reorganization Agreement at said meeting;

     FURTHER RESOLVED, that the officers of the Equity Appreciation Fund be, and each of them hereby is authorized to prepare and file the form of notice of shareholders' meeting, proxy statement and proxy card (collectively "Proxy Materials"), relating to the Reorganization and such other matters as any officer of the Equity Appreciation Fund may deem appropriate with the Securities and Exchange Commission as part of the registration statement on Form N-14 of the Capital Appreciation Fund; and that the officers of the Equity Appreciation Fund be, and each of them hereby is, authorized to mail the Proxy Materials to shareholders of the Equity Appreciation Fund;

     FURTHER RESOLVED, that the close of business on ____________, be, and it hereby is fixed as the record date for the determination of shareholders of the Equity Appreciation Fund who shall be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof;

     FURTHER RESOLVED, that Amy M. Olmert and Daniel O. Hirsch and each or either of them be, and they hereby are, designated to appear, vote and act as proxies, with powers of substitution, on behalf of the shareholders of the Equity Appreciation Fund at the Special Meeting of Shareholders or at any adjournment or adjournments thereof, and to do all things, execute all documents and perform all acts as fully as could be done if said shareholders whom they represent were personally present;

     FURTHER RESOLVED, that Amy M. Olmert and Daniel O. Hirsch be, and each of them hereby is, appointed inspector of election in connection with the Special Meeting of Shareholders;

     FURTHER RESOLVED, that the proper officers of the Equity Appreciation Fund be, and each of them hereby is, authorized and directed, on behalf of such Fund, to take all action and execute all documents which they may deem necessary or appropriate, the necessity or propriety thereof being conclusively proven by the action taken by such officer, to completely liquidate and terminate said funds under the laws of the State of Massachusetts and under federal law in conjunction with the Reorganization, including satisfying any legal or other obligations in connection therewith; and

     FURTHER RESOLVED, that the proper officers of the Equity Appreciation Fund be, and each of them hereby is, authorized and directed, for and on behalf of such Fund to take all action, execute all documents, and make any filings with the Securities and Exchange Commission or the states, which they may deem to be necessary or appropriate, the necessity or propriety thereof being conclusively proven by the action taken by such officer, to effectuate each of the foregoing resolutions and to carry out the purposes thereof.